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                                                                    EXHIBIT 10.2

                            CAPELLA EDUCATION COMPANY
                            2005 STOCK INCENTIVE PLAN

                        INCENTIVE STOCK OPTION AGREEMENT

This is an Incentive Stock Option Agreement ("Agreement") between Capella Education Company, a Minnesota corporation (the "Company"), and the optionee identified above (the "Optionee") effective as of the date of grant specified above. To the extent any capitalized terms used in this Agreement are not defined, they shall have the meaning ascribed to them in the Company's 2005 Stock Incentive Plan (the "Plan").

                                    RECITALS

      WHEREAS, the Company maintains the Capella Education Company 2005 Stock Incentive Plan (the "Plan"); and

      WHEREAS, pursuant to the Plan, the Board of Directors of the Company (the "Board") or a committee of two or more directors of the Company (the "Committee") designated by the Board administers the Plan and has the authority to determine the awards to be granted under the Plan (if the Board has not appointed a committee to administer the Plan, then the Board shall constitute the Committee); and

      WHEREAS, the Committee has determined that the Optionee is eligible to receive an award under the Plan in the form of an incentive stock option (the "Option");

      NOW, THEREFORE, the Company hereby grants this Option to the Optionee under the terms and conditions as follows.

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                             TERMS AND CONDITIONS*

1. GRANT. The Optionee is granted this Option to purchase the number of Shares specified at the beginning of this Agreement.

2. EXERCISE PRICE. The price to the Optionee of each Share subject to this Option shall be the exercise price specified at the beginning of this Agreement (which price shall not be less than the Fair Market Value (as defined in Section 2(o) of the Plan) as of the date of grant or, if the Optionee owns or is deemed to own stock possessing more than 10% of the combined voting power of all classes of stock of the Company, 110% of the Fair Market Value as of the date of grant).

3. INCENTIVE STOCK OPTION. This Option is intended to be an "incentive stock option" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

4. EXERCISE SCHEDULE. This Option shall vest and become exercisable as to the number of Shares and on the dates specified in the exercise schedule at the beginning of this Agreement. The exercise schedule shall be cumulative; thus, to the extent this Option has not already been exercised and has not expired, terminated or been cancelled, the Optionee or the person otherwise entitled to exercise this Option as provided herein may at any time, and from time to time, purchase all or any portion of the Shares then purchasable under the exercise schedule.

      This Option may also be exercised in full (notwithstanding the exercise schedule) under the circumstances described in Section 8 of this Agreement if it has not expired prior thereto.

5. EXPIRATION. This Option shall expire at 5:00 p.m. Central Time on the earliest of:

      (a) The expiration date specified at the beginning of this Agreement (which date shall not be later than ten years after the date of grant or, if the Optionee owns or is deemed to own stock possessing more than 10% of the combined voting power of all classes of stock of the Company, five years after the date of grant);

      (b) The last day of the period following the termination of employment of the Optionee during which this Option can be exercised (as specified in Section 7 of this Agreement); or

      (c) The date (if any) fixed for cancellation pursuant to Section 8 of this Agreement.

      If termination of the Optionee's employment by the Company shall have been for Cause, this Option shall expire immediately upon such termination. In no event may anyone

----------
* Unless the context indicates otherwise, terms that are not defined in this Agreement shall have the meaning set forth in the Plan as it currently exists or as it is amended in the future.

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      exercise this Option, in whole or in part, after it has expired, notwithstanding any other provision of this Agreement.

6.    PROCEDURE TO EXERCISE OPTION.

      Notice of Exercise. This Option may be exercised by delivering written notice of exercise to the Company at the principal executive office of the Company, to the attention of the Company's Secretary, in the form attached to this Agreement. The notice shall state the number of Shares to be purchased, and shall be signed by the person exercising this Option. If the person exercising this Option is not the Optionee, he/she also must submit appropriate proof of his/her right to exercise this Option.

      Tender of Payment. Upon giving notice of any exercise hereunder, the Optionee shall provide for payment of the purchase price of the Shares being purchased through one or a combination of the following methods:

      (a)   Cash;

      (b)   Cancellation of indebtedness;

      (c) By delivery to the Company of unencumbered Shares having an aggregate Fair Market Value on the date of exercise equal to the purchase price of the Shares as to which this Option is exercised;

      (d) To the extent permitted by law, a broker-assisted cashless exercise in which the Optionee irrevocably instructs a broker to deliver proceeds of a sale of all or a portion of the Shares to be issued pursuant to the exercise (or a loan secured by such Shares) to the Company in payment of the purchase price of the Shares as to which this Option is exercised.

      Notwithstanding the foregoing, the Optionee shall not be permitted to pay any portion of the purchase price with Shares if the Committee, in its sole discretion, determines that payment in such manner could have adverse financial accounting consequences for the Company.

      Execution of Shareholder Agreement. Optionee, or the person exercising this option, must execute the Purchase Agreement substantially in the form of Exhibit A to the notice of exercise attached to this Agreement.

      Company Right to Repurchase Option. At any time after six (6) months but within nine (9) months following the exercise of this Option (the "Repurchase Period:"), the Company shall have the right ("Repurchase Option") to cancel this Option to the extent, and reduce the number of Shares that the Optionees may purchase pursuant to this Option in the amount, of the number of Shares requested to be purchased in the notice of exercise (the "Requested Shares") and pay the Optionee cash in an amount, for each Requested Share, equal to the per Share Fair Market Value of the Requested Shares (the "Repurchase Option Price"). The Company may exercise its Repurchase Option by

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      giving written notice to the Optionee and paying the Repurchase Option
      Price to the Optionee during the Repurchase Period. Coincident with the payment of the Repurchase Option Price, the Company and the Optionee shall enter into a written amendment to this Option to reflect the appropriate decrease the number of Shares which the Optionee may purchase pursuant to this Option. The Repurchase Option shall terminate upon the first underwritten sale of Common Stock of the Company to the general public pursuant to a registration statement filed with and declared effective by the Securities and Exchange Commission under the Securities Act of 1933, as amended.

      Delivery of Certificates. Subject to the right of repurchase of this Option set forth above, as soon as practicable after the Company receives the notice and purchase price and executed Purchase Agreement provided for above, it shall deliver to the person exercising this Option, in the name of such person, a certificate or certificates representing the Shares being purchased (or provide for direct registration book-entry of the Shares in the name of the person exercising this Option). The Company shall pay any original issue or transfer taxes with respect to the issue or transfer of the Shares and all fees and expenses incurred by it in connection therewith. All Shares so issued shall be fully paid and nonassessable. Notwithstanding anything to the contrary in this Agreement, the Company shall not be required to issue or deliver any Shares prior to the completion of such registration or other qualification of such Shares under any state or federal law, rule or regulation as the Company shall determine to be necessary or desirable.

7. EMPLOYMENT REQUIREMENT. This Option may be exercised only while the Optionee remains employed with the Company or a parent or subsidiary thereof, and only if the Optionee has been continuously so employed since the date of this Agreement; provided that:

      (a) If the Optionee's employment by the Company terminates because of the Optionee's death or if the Optionee dies during the three month period described below in Section 7(d), then this Option may be exercised, to the extent permissible under Section 8 below, for one year following the date of the Optionee's death.

      (b) If the Optionee's employment by the Company terminates because of the Optionee's Disability (as defined in the Plan), then this Option may be exercised, to the extent permissible under Section 8 below, for one year following the date of the Optionee's Disability.

      (c) If the Optionee's employment by the Company terminates because of the Optionee's Retirement (as defined in the Plan), then this Option may be exercised for one year following the date of the Optionee's Retirement, but only to the extent that it was exercisable immediately prior to termination of employment.

      (d) If the Optionee's employment by the Company terminates for a reason other than death, Disability or Retirement, then this Option may be exercised for three months following the date of the Optionee's termination of employment, but only

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      to the extent that it was exercisable immediately prior to termination of employment; provided, however, that if termination of the Optionee's employment shall have been for Cause, this Option shall expire, and all rights to purchase Shares hereunder shall terminate, immediately upon such termination.

      Notwithstanding the above, this Option may not be exercised after it has expired.

8.    ACCELERATION OF OPTION.

      Death or Disability. This Option may be exercised in full, regardless of whether such exercise occurs prior to a date on which this Option would otherwise vest, upon the death or Disability of the Optionee; provided that the Optionee shall have been continuously employed by the Company or a parent or subsidiary thereof between the date of this Agreement and the date of such death or Disability. The Option may also be exercised in full upon the death of the Optionee during the three month period described in
      Section 7(d) above.

      Change in Control. If a Change in Control (as defined in Section 9 of this Agreement) of the Company shall occur and within three years of such Change in Control, (i) Optionee's employment with the Company shall be terminated other than for Cause (as defined in the Plan), or (ii) Optionee shall voluntarily leave employment with the Company for Good Reason (as defined below), then, upon the date of such termination or voluntary leaving of employment for Good Reason, the options subject to this Agreement, if not already exercised in full or otherwise terminated, expired or cancelled, shall become immediately exercisable in full and may be exercised within 30 days after such termination or voluntary leaving (subject to any applicable shorter time period for exercise set forth in this Section 8). For purposes of this Agreement, "Good Reason" is defined as the demotion or reduction of the job responsibilities of Optionee or the reassignment, without Optionee's consent, of Optionee's place of work to a location more than 50 miles from the Optionee's place of work immediately prior to the Change in Control.

      Merger or Sale. In the event of a merger of the Company with or into another corporation or limited liability company or the sale of substantially all of the assets of the Company, and the successor entity, or a parent or subsidiary of the successor entity, refuses to assume this Option or to substitute an equivalent option, then this Option shall become exercisable in full immediately. The Committee shall notify Optionee in writing or electronically that the Option shall be fully vested and exercisable for a period of 15 days from the date of such notice and that the Option shall terminate upon the expiration of such period.

      Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, the Committee shall notify Optionee as soon as practicable prior to the effective date of such proposed transaction. The Committee in its discretion may provide for Optionee to have the right to exercise his or her Option until ten (10) days prior to such transaction as to all of the Shares covered thereby, including Shares as to which the Option would not otherwise be exercisable. In addition, the Committee may, but shall

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      not be obligated to, provide that any Company repurchase option applicable to the Shares shall lapse as to all such Shares, provided that the proposed dissolution or liquidation takes place at the time and in the manner contemplated. To the extent it has not been previously exercised, an Option will terminate immediately prior to the consummation of such proposed action.

      Discretionary Acceleration. The Committee has the power, in its sole discretion, to declare at any time that this Option shall be immediately exercisable.

9.    CHANGE IN CONTROL.

      (a) Definition. For purposes of this Plan, a "Change in Control" of the Company shall be deemed to occur if any of the following occur:

            (1) Any "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) acquires or becomes a "beneficial owner" (as defined in Rule 13d-3 or any successor rule under the Exchange Act), directly or indirectly, of securities of the Company representing the following: (i) 50% or more of the combined voting power of the Company's then outstanding securities entitled to vote generally in the election of directors ("Voting Securities") at any time prior to the Company selling any of its shares in a public offering pursuant to a registration statement filed under the Securities Act of 1933, as amended (the "Securities Act"), or
                  (ii) 35% or more of the combined voting power of the Company's then outstanding Voting Securities at any time after the Company sells any of its shares in a public offering pursuant to a registration statement filed under the Securities Act. Provided, however, that the following shall not constitute a Change in Control pursuant to this Section 9(a)(1):

                  (A) any acquisition or beneficial ownership by the Company or a subsidiary;

                  (B) any acquisition or beneficial ownership by any employee benefit plan (or related trust) sponsored or maintained by the Company or one or more of its subsidiaries;

                  (C) any acquisition or beneficial ownership by any corporation with respect to which, immediately following such acquisition, more than 50% of both the combined voting power of the Company's then outstanding Voting Securities and the Shares of the Company is then beneficially owned, directly or indirectly, by all or substantially all of the persons who beneficially owned Voting Securities and Shares of the Company immediately prior to such acquisition in substantially the same proportions as their ownership of such Voting Securities and Shares, as the case may be, immediately prior to such acquisition;

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            (2)   A majority of the members of the Board of Directors of the
                  Company shall not be Continuing Directors. "Continuing Directors" shall mean: (A) individuals who, on the date hereof, are directors of the Company, (B) individuals elected as directors of the Company subsequent to the date hereof for whose election proxies shall have been solicited by the Board of Directors of the Company or (C) any individual elected or appointed by the Board of Directors of the Company to fill vacancies on the Board of Directors of the Company caused by death or resignation (but not by removal) or to fill newly-created directorships;

            (3) Consummation by the Company of a reorganization, merger or consolidation of the Company or a statutory exchange of outstanding Voting Securities of the Company, unless, immediately following such reorganization, merger, consolidation or exchange, all or substantially all of the persons who were the beneficial owners, respectively, of Voting Securities and Shares of the Company immediately prior to such reorganization, merger, consolidation or exchange beneficially own, directly or indirectly, more than 50% (subject to the modification in subsection (b) below) of, respectively, the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors and the then outstanding shares of common stock, as the case may be, of the corporation resulting from such reorganization, merger, consolidation or exchange in substantially the same proportions as their ownership, immediately prior to such reorganization, merger, consolidation or exchange, of the Voting Securities and Shares of the Company, as the case may be;

            (4) Consummation by the Company of the sale or other disposition of all or substantially all of the assets of the Company (in one or a series of transactions), other than to a corporation with respect to which, immediately following such sale or other disposition, more than 50% (subject to the modification in subsection (b) below) of, respectively, the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors and the then outstanding shares of common stock of such corporation is then beneficially owned, directly or indirectly, by all or substantially all of the persons who were the beneficial owners, respectively, of the Voting Securities and Shares of the Company immediately prior to such sale or other disposition in substantially the same proportions as their ownership, immediately prior to such sale or other disposition, of the Voting Securities and Shares of the Company, as the case may be; or

            (5) Approval by the shareholders of the Company of a complete liquidation or dissolution of the Company.

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      (b)   After a Public Offering. At all times after the Company sells any of its shares in a public offering pursuant to a registration statement filed under the Securities Act, the references to 50% in subsections
            (a)(1)(C), (a)(3) and (a)(4) of this Section 9 shall be changed to 65%.

10. LIMITATION ON TRANSFER. While the Optionee is alive, only the Optionee or his/her legal representative may exercise this Option. This Option may not be assigned or transferred other than to a Successor in the event of the Optionee's death or pursuant to a qualified domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act, or the rules thereunder.

11. ASSIGNMENT OF THE COMPANY'S OBLIGATIONS. In the event of a merger of the Company with or into another corporation or limited liability company, or the sale of substantially all of the assets of the Company, then the successor entity, or a parent or subsidiary of the successor entity, may assume this Option or substitute an equivalent option.

12. NO SHAREHOLDER RIGHTS BEFORE EXERCISE. No person shall have any of the rights of a shareholder of the Company with respect to any Share subject to this Option until the Share actually is issued to him/her upon exercise of this Option.

13. DISCRETIONARY ADJUSTMENT. In the event of a Fundamental Change, recapitalization, reclassification, stock dividend, stock split, stock combination or other relevant change, the Committee (or if the Company does not survive any such transaction, a comparable committee of the board of directors of the surviving corporation) may in its sole discretion make such adjustment as it determines to be appropriate as to the number and kind of securities subject to and reserved under the Plan and, in order to prevent dilution or enlargement of rights of the Optionee, the number and kind of securities issuable upon exercise of this Option and the exercise price hereof.

14. TRANSFER OF SHARES -- TAX EFFECTS. The Optionee hereby acknowledges that if any Shares received pursuant to the exercise of any portion of this Option are sold within two years from the date of grant or within one year from the effective date of exercise of the Option, or if certain other requirements of the Code are not satisfied, such Shares will be deemed under the Code not to have been acquired by the Optionee pursuant to an "incentive stock option" as defined in the Code; and that the Company shall not be liable to the Optionee in the event the Option for any reason is deemed not to be an "incentive stock option" within the meaning of the Code.

15. INTERPRETATION OF THIS AGREEMENT. All decisions and interpretations made by the Committee with regard to any question arising hereunder or under the Plan shall be binding and conclusive upon the Company and the Optionee. If there is any inconsistency between the provisions of this Agreement and the Plan, the provisions of the Plan shall govern.

16. DISCONTINUANCE OF EMPLOYMENT. This Agreement shall not give the Optionee a right to continued employment with the Company or any parent or subsidiary of the Company, and the Company or any such parent or subsidiary employing the Optionee may

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      terminate his/her employment at any time and otherwise deal with the
      Optionee without regard to the effect it may have upon him/her under this Agreement.

17.   FORFEITURE EVENTS.

      (a) The Optionee, by accepting this Option, agrees and covenants that during the period during which the Optionee is employed by the Company and twelve months following the date of termination of the Optionee's employment by the Company (the "Restricted Period") for any reason whatsoever, the Optionee will not, directly or indirectly:

            (1) perform services for any Competitive Business as employee, consultant, contractor or otherwise;

            (2) solicit or attempt to solicit any employee or independent contractor of the Company to cease working for the Company;

            (3) use or disclose to any person any Confidential Information for any purpose;

            (4) take any action that might divert any opportunity from the Company or any of its affiliates, successors or assigns (the "Related Parties") that is within the scope of the present or future operations or business of any Related Parties;

            (5) contact, call upon or solicit any customer of the Company, or attempt to divert or take away from the Company the business of any of its customers;

            (6) contact, call upon or solicit any prospective customer of the Company that the Optionee became aware of or were introduced to in the course of the Optionee's duties for the Company, or otherwise divert or take away from the Company the business of any prospective customer of the Company; or

            (7) engage in any activity that is harmful to the interests of the Company, including, without limitation, any conduct during the term of the Optionee's employment that violates the Company's codes of conduct or other policies.

      (b) If the Company determines that the Optionee violated any provisions of Section 17(a) above during the Restricted Period, the Optionee agrees and covenants that:

      (1) any portion of the Option (whether or not vested) that has not been exercised as of the date of such determination shall be immediately forfeited;

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            (2)   the Optionee shall automatically forfeit any rights the
                  Optionee may have with respect to the Option as of the date of such determination; and

            (3) if the Optionee exercised all or any part of the Option within the six-month period immediately preceding termination of the Optionee's employment with the Company (or following the date of any such violation), upon the Company's demand, the Optionee shall immediately deliver to it a certificate or certificates for shares of the Company's Common Stock with a Fair Market Value (determined on the date of such demand) equal to the gain realized by the Optionee upon such exercise.

      (c) The foregoing remedies set forth in Section 17(b) shall not be the Company's exclusive remedies. The Company reserves all other rights and remedies available to it at law or in equity.

      (d) The Company may exercise its right to demand forfeiture within ninety days after discovery of such an occurrence but in no event later than fifteen months after the Optionee's termination of employment with the Company.

      (e) For purposes of this Section 17, the following terms shall have the meanings set forth below:

      "Competitive Business" shall mean any person, corporation, not-for-profit organization, or other entity that provides, develops, sells, or markets on-line credit-granting educational products or services in any country in which the Company did business or had customers at any time during the last 12 months of the Optionee's employment with the Company. In the case of an organization that provides, develops, sells, or markets on-line credit-granting educational products or services within or from a distinct, separate division or unit of the organization (the "On-Line Unit") and also provides, develops, sells, or markets credit-granting educational products or services through other means within other distinct, separate divisions or units, the term "Competitive Business" shall be limited to the On-Line Unit, and shall not apply to the organization as a whole.

      "Confidential Information" means information proprietary to the Company and not generally known (including trade secret information) about the Company's customers, products, services, personnel, pricing, sales strategy, technology, methods, processes, research, development, finances, systems, techniques, accounting, purchasing, and business strategies. All information disclosed to the Optionee or to which the Optionee obtains access, whether originated by the Optionee or by others, during the period of the Optionee's employment, shall be presumed to be Confidential Information if it is treated by the Company as being Confidential Information or if the Optionee has a reasonable basis to believe it to be Confidential Information.

18. OPTION SUBJECT TO PLAN, ARTICLES OF INCORPORATION AND BY-LAWS. The Optionee acknowledges that this Option and the exercise thereof is subject to the Plan, the Articles of Incorporation, as amended from time to time, and the By-Laws, as amended from time to time, of the Company, and any applicable federal or state laws, rules or regulations.

                                       10
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19.   OBLIGATION TO RESERVE SUFFICIENT SHARES. The Company shall at all times during the term of this Option reserve and keep available a sufficient number of Shares to satisfy this Agreement.

20. BINDING EFFECT. This Agreement shall be binding in all respects on the heirs, representatives, successors and assigns of the Optionee.

21. CHOICE OF LAW. This Agreement is entered into under the laws of the State of Minnesota and shall be construed and interpreted thereunder (without regard to its conflict of law principles).

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      IN WITNESS WHEREOF, the Optionee and the Company have executed this
Agreement as of the ____day of _______, 200__.

                                  OPTIONEE

                                  _________________________________________

                                  CAPELLA EDUCATION COMPANY

                                  By ______________________________________
                                  Its _____________________________________

                                       12
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                            __________________, 20___

CAPELLA EDUCATION COMPANY
225 South 6th Street, 9th Floor
Minneapolis, Minnesota 55402

Attention:  Secretary

Ladies and Gentlemen:

      I hereby exercise the following option (the "Option") granted to me under the Capella Education Company 2005 Stock Incentive Plan (the "Plan") with respect to the number of shares of Common Stock ("Shares") of Capella Education Company (the "Company"), indicated below:

          NAME:                               ____________________________

          DATE OF GRANT OF OPTION:            ____________________________

          EXERCISE PRICE PER SHARE:           ____________________________

          NUMBER OF SHARES WITH RESPECT TO
          WHICH THE OPTION IS HEREBY
          EXERCISED:                          ____________________________

          TOTAL EXERCISE PRICE:               ____________________________

      [ ] Enclosed with this letter is a check, bank draft or money order in the amount of the Total Exercise Price.

      [ ] I hereby agree to pay the Total Exercise Price by cancellation of a debt owed to me by the Company.

      [ ] I hereby agree to pay the Total Exercise Price within five business days of the date hereof and, as stated in the attached Broker's Letter, I have delivered irrevocable instructions to __________________________________________________ to promptly deliver to the Company the amount of sale or loan proceeds from the Shares to be issued pursuant to this exercise necessary to satisfy my obligation hereunder to pay the Total Exercise Price.

      [ ] Enclosed with this letter is a certificate evidencing unencumbered
          Shares (duly endorsed in blank) having an aggregate Fair Market Value (as defined in the Plan) equal to or in excess of the Total Exercise Price.

      [ ] I elect to pay the Total Exercise Price through a reduction in the number of Shares delivered to me upon this exercise of the Option as provided in Section 6(d) of the Option.

      If I am enclosing Shares with this letter, I hereby represent and warrant that I am the owner of such Shares free and clear of all liens, security interests and other restrictions or encumbrances. I agree that I will pay any required withholding taxes in connection with this exercise as provided in
Section 14 of the Plan.

      I have read and signed the Purchase Agreement attached to this notice as Exhibit A and I am enclosing a signed copy of the Purchase Agreement.

      Please issue a certificate (the "Certificate") for the number of Shares with respect to which the Option is being exercised in the name of the person indicated below and deliver the Certificate to the address indicated below:

          NAME IN WHICH TO ISSUE CERTIFICATE: __________________________________

          ADDRESS TO WHICH CERTIFICATE        __________________________________
          SHOULD BE DELIVERED:                __________________________________
                                              __________________________________
                                              __________________________________
                                              __________________________________

          PRINCIPAL MAILING ADDRESS FOR       __________________________________
          HOLDER OF THE CERTIFICATE (IF       __________________________________
          DIFFERENT FROM ABOVE):              __________________________________
                                              __________________________________
                                              __________________________________

                                Very truly yours,

_________________________________
          Signature

_________________________________
      Name, please print

_________________________________
    Social Security Number

                            __________________, 20___

CAPELLA EDUCATION COMPANY
225 South 6th Street, 9th Floor
Minneapolis, Minnesota 55402

Attention:  Secretary

Ladies and Gentlemen:

          NAME OF OPTIONEE:                    _________________________________

          DATE OF GRANT OF OPTION:             _________________________________

          EXERCISE PRICE PER SHARE:            _________________________________

          NUMBER OF SHARES WITH RESPECT TO
          WHICH THE OPTION IS TO BE EXERCISED: _________________________________

          TOTAL EXERCISE PRICE:                _________________________________

      The above Optionee has requested that we finance the exercise of the above Option to purchase Shares of common stock of Capella Education Company (the "Company") and has given us irrevocable instructions to promptly deliver to the Company the amount of sale or loan proceeds from the Shares to be issued pursuant to such exercise to satisfy the Optionee's obligation to pay the Total Exercise Price.

                                           Very truly yours,

                                           ____________________________________
                                           Broker Name

                                           ____________________________________
                                           By

                          EXHIBIT A TO EXERCISE NOTICE

                            CAPELLA EDUCATION COMPANY

                            2005 STOCK INCENTIVE PLAN

                               PURCHASE AGREEMENT

      This Agreement ("Agreement") is made as of ____________, 20__, by and between Capella Education Company, a Minnesota corporation (the "Company"), and __________________________ ("Purchaser"). To the extent any capitalized terms used in this Agreement are not defined, they shall have the meaning ascribed to them in the Company's 2005 Stock Incentive Plan (the "Plan").

      1. DEFINITIONS. The term "Shares" shall mean the __________ shares of the Common Stock of the Company the Purchaser purchased pursuant to an option granted to the Purchaser under and pursuant to the Plan and the Stock Option Agreement dated __________, 20__ (the "Option Agreement"). The term "Shares" shall include the purchased Shares and all securities received in replacement of the Shares or as stock dividends or splits, all securities received in replacement of the Shares in a recapitalization, merger, reorganization, exchange or the like, and all new, substituted or additional securities or other properties to which Purchaser is entitled by reason of Purchaser's ownership of the Shares.

      2. REPURCHASE RIGHT. The Company shall have the right to purchase all Shares from the Purchaser or any transferee of the Purchaser (or the Purchaser's legal representative or beneficiaries if the Purchaser is deceased or incapacitated) (collectively sometimes referred to herein as the "Holder") at any time at least six (6) months but no more than nine (9) months after the original issuance of the Shares (the "Repurchase Period") and on the terms and conditions set forth in this Section 2 (the "Repurchase Right").

                  (i) EXERCISE OF REPURCHASE OPTION. The Company and/or its assignee(s) may, by giving written notice to the Holder (the "Repurchase Notice") at any time during the Repurchase Period, elect to purchase all, but not less than all, of the Shares at the purchase price determined in accordance with subsection (ii) below.

                  (ii) REPURCHASE PRICE. The purchase price (the "Repurchase Price") for the Shares purchased by the Company or its assignee(s) under this
Section 2 shall be the Fair Market Value (as defined in the Plan) of such Shares.

                  (iii) PAYMENT AND DELIVERY OF SHARES. Payment of the Repurchase Price shall be made, at the option of the Company or its assignee(s), in cash (by check), by cancellation of all or a portion of any outstanding indebtedness of the Holder to the Company (or, in the case of repurchase by an assignee, to the assignee), or by any combination thereof during of the Repurchase Period. Coincident with the payment of the Repurchase Price, the Holder shall deliver to the Company the certificates representing the Shares purchased, duly endorsed in blank, and appropriate entries in the records of the Company shall be made to effect the transfer of the Shares to the Company free and clear of any restrictions on transfer, voting agreements, liens, encumbrances or other defects of title.

                  (iv) TERMINATION OF RIGHTS. The Repurchase Option shall terminate upon the earlier to occur of (i) the date nine (9) months after the original issuance of the Shares and (ii) an IPO (as defined below). The term "IPO" shall mean the first underwritten sale of Common Stock of the Company to the general public pursuant to a registration statement filed with and declared effective by the Securities and Exchange Commission under the Securities Act of 1933, as amended (the "Securities Act").

      3. LIMITATIONS ON TRANSFER. In addition to any other limitation on transfer created by applicable securities laws, Purchaser shall not sell, transfer (including, without limitation, a transfer by gift), exchange, assign, encumber or dispose of any interest in the Shares except in compliance with the provisions below and applicable securities laws and after such time as the Repurchase Option has expired.

            (a) RIGHT OF FIRST REFUSAL. Before any Shares held by Holder may be sold or otherwise transferred (including transfer by gift or operation of law), the Company or its assignee(s) shall have a right of first refusal to purchase the Shares on the terms and conditions set forth in this Section 3(a) (the "Right of First Refusal").

                  (i) NOTICE OF PROPOSED TRANSFER. The Holder of the Shares shall deliver to the Company a written notice (the "Refusal Right Notice") stating: (i) the Holder's bona fide intention to sell or otherwise transfer such Shares; (ii) the name of each proposed purchaser or other transferee ("Proposed Transferee"); (iii) the number of Shares to be transferred to each Proposed Transferee; and (iv) the terms and conditions of each proposed sale or transfer. The Holder shall offer the Shares at the same price (the "Offered Price") and upon the same terms (or terms as similar as reasonably possible) to the Company or its assignee(s). The Company may, prior to the purchase of any Shares hereunder, require evidence of a bona fide offer to purchase such Shares and, in the case of a disposition for consideration, evidence that the Proposed Transferee has offered such consideration for the Shares.

                  (ii) EXERCISE OF RIGHT OF FIRST REFUSAL. At any time within 30 days after receipt of the Refusal Right Notice, the Company and/or its assignee(s) may, by giving written notice to the Holder, elect to purchase all, but not less than all, of the Shares proposed to be transferred to any one or more of the Proposed Transferees, at the purchase price determined in accordance with subsection (iii) below.

                  (iii) REFUSAL RIGHT PURCHASE PRICE. The purchase price ("Refusal Right Purchase Price") for the Shares purchased by the Company or its assignee(s) under this Section 3(a) shall be the Offered Price. If the Offered Price includes consideration other than cash, the cash equivalent value of the non-cash consideration shall be determined by the Board of Directors of the Company, or a duly authorized committee of the Board of Directors, in good faith.

                  (iv) PAYMENT AND DELIVERY OF SHARES. Payment of the Refusal Right Purchase Price shall be made, at the option of the Company or its assignee(s), in cash (by check), by cancellation of all or a portion of any outstanding indebtedness of the Holder to the Company (or, in the case of repurchase by an assignee, to the assignee), or by any combination thereof within 30 days after receipt of the Refusal Right Notice or in the manner and at the times set forth in the Refusal Right Notice. Coincident with the payment of the Refusal Right Purchase Price, the Holder shall deliver to the Company the certificates representing the Shares purchased, duly endorsed in blank, and appropriate entries in the records of the Company shall be made to effect the transfer of the Shares to the Company free and clear of any restrictions on transfer, voting agreements, liens, encumbrances or other defects of title.

                  (v) HOLDER'S RIGHT TO TRANSFER. If all of the Shares proposed in the Refusal Right Notice to be transferred to a given Proposed Transferee are not purchased by the Company and/or its assignee(s) as provided in this Section 3(a), then the Holder may sell or otherwise transfer such Shares to that Proposed Transferee at the Offered Price or at a higher price, provided that such sale or other transfer is consummated within 60 days after the date of the Refusal Right Notice and provided further that any such sale or other transfer is effected in accordance with any applicable securities laws and the Proposed Transferee agrees in writing that the provisions of this Section 3 shall continue to apply to the Shares in the hands of such Proposed Transferee. If the Shares described in the Refusal Right Notice are not transferred to the Proposed Transferee within such period, or if the Holder proposes to change the price or other terms to make them more favorable to the Proposed Transferee, a new Refusal Right Notice shall be given to the Company, and the Company and/or its assignees shall again be offered the Right of First Refusal before any Shares held by the Holder may be sold or otherwise transferred.

                  (vi) EXCEPTION FOR CERTAIN FAMILY TRANSFERS. Anything to the contrary contained in this Section 3(a) notwithstanding, the transfer of any or all of the Shares during Purchaser's lifetime or on Purchaser's death by will or intestacy to Purchaser's Immediate Family (as defined below) or a trust for the benefit of Purchaser's Immediate Family shall be exempt from the provisions of this Section 3(a). "Immediate Family" as used herein shall mean spouse, lineal descendant or antecedent, father, mother, brother or sister. In such case, the transferee or other recipient shall receive and hold the Shares so transferred subject to the provisions of this Section, and there shall be no further transfer of such Shares except in accordance with the terms of this Section 3.

            (b) INVOLUNTARY TRANSFER.

                  (i) COMPANY'S RIGHT TO PURCHASE UPON INVOLUNTARY TRANSFER. In the event, at any time after the date of this Agreement, of any transfer by operation of law or other involuntary transfer (including divorce or death, but excluding, in the event of death, a transfer to Immediate Family as set forth in
Section 3(a)(vi) above) of all or a portion of the Shares by the record holder thereof, the Company shall have the right to purchase all of the Shares transferred at the purchase price determined in accordance with subsection (ii) below. Upon such a transfer, the person acquiring the Shares shall promptly notify the Secretary of the Company of such transfer. The right to purchase such Shares shall be provided to the Company for a period of 30 days following receipt by the Company of written notice by the person acquiring the Shares.

                  (ii) PRICE FOR INVOLUNTARY TRANSFER. With respect to any stock to be transferred pursuant to Section 3(b)(i), the price per Share shall be the Fair Market Value of the Shares. The Company shall notify Purchaser or his or her executor of the price so determined within 30 days after receipt by it of written notice of the transfer or proposed transfer of Shares. Coincident with the payment of the said purchase price, the Holder shall deliver to the Company the certificates representing the Shares purchased, duly endorsed in blank, and appropriate entries in the records of the Company shall be made to effect the transfer of the Shares to the Company free and clear of any restrictions on transfer, voting agreements, liens, encumbrances or other defects of title.

            (c) ASSIGNMENT. The right of the Company to purchase any part of the Shares may be assigned in whole or in part to any stockholder or stockholders of the Company or other persons or organizations; provided, however, that an assignee, other than a corporation that is the parent or a 100% owned subsidiary of the Company, must pay the Company, upon assignment of such right, cash equal to the difference between the original purchase price and Fair Market Value, if the original purchase price is less than the Fair Market Value of the Shares subject to the assignment.

            (d) RESTRICTIONS BINDING ON TRANSFEREES. All transferees of Shares or any interest therein will receive and hold such Shares or interest subject to the provisions of this Agreement. Any sale or transfer of the Shares shall be void unless the provisions of this Agreement are satisfied.

            (e) TERMINATION OF RIGHTS. The Right of First Refusal and the Company's right to repurchase the Shares in the event of an involuntary transfer pursuant to Section 3(b) above shall terminate upon an IPO.

            (f) MARKET STANDOFF AGREEMENT. In connection with an initial public offering of the Company's securities and upon request of the Company or the underwriters managing such underwritten offering of the Company's securities, Purchaser agrees not to sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of any securities of the Company (other than those included in the registration) without the prior written consent of the Company or such underwriters, as the case may be, for such period of time (not to exceed 270 days) from the effective date of such registration as may be requested by the Company or such managing underwriters and to execute an agreement reflecting the foregoing as may be requested by the underwriters at the time of the Company's initial public offering.

      4. INVESTMENT AND TAXATION REPRESENTATIONS. In connection with the purchase of the Shares, Purchaser represents to the Company the following:

            (a) Purchaser is aware of the Company's business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Shares. Purchaser is purchasing the Shares for investment for his or her own account only and not with a view to, or for resale in connection with, any "distribution" thereof within the meaning of the Securities Act.

            (b) Purchaser understands that the Shares have not been registered under the Securities Act and applicable state laws by reason of a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of Purchaser's investment intent as expressed herein.

            (c) Purchaser understands that the Shares are "restricted securities" under applicable U.S. federal and state securities laws and that, pursuant to these laws, Purchaser must hold the Shares indefinitely unless they are registered with the Securities and Exchange Commission and qualified by state authorities, or an exemption from such registration and qualification requirements is available. Purchaser acknowledges that the Company has no obligation to register or qualify the Shares for resale. Purchaser further acknowledges that if an exemption from registration or qualification is available, it may be conditioned on various requirements including, but not limited to, the time and manner of sale, the holding period for the Shares, and requirements relating to the Company which are outside of the Purchaser's control, and which the Company is under no obligation and may not be able to satisfy.

            (d) Purchaser understands that Purchaser may suffer adverse tax consequences as a result of Purchaser's purchase or disposition of the Shares. Purchaser represents that Purchaser has consulted any tax consultants Purchaser deems advisable in connection with the purchase or disposition of the Shares and that Purchaser is not relying on the Company for any tax advice.

      5. RESTRICTIVE LEGENDS AND STOP-TRANSFER ORDERS.

            (a) LEGENDS. The certificate or certificates representing the Shares shall bear the following legends (as well as any legends required by applicable state and federal corporate and securities laws):

                  (i) THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR UNDER THE SECURITIES LAWS OF ANY STATE, AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL SUCH SHARES ARE REGISTERED UNDER THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS, OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY IS OBTAINED TO THE EFFECT THAT SUCH REGISTRATION IS NOT REQUIRED.

                  (ii) THE ISSUER OF THESE SECURITIES WILL FURNISH TO ANY SHAREHOLDER UPON REQUEST AND WITHOUT CHARGE, A FULL STATEMENT OF THE DESIGNATIONS, PREFERENCES, LIMITATIONS, AND RELATIVE RIGHTS OF THE SHARES OF EACH CLASS OR SERIES AUTHORIZED TO BE ISSUED, SO FAR AS THEY HAVE BEEN DETERMINED, AND THE AUTHORITY OF THE BOARD OF DIRECTORS TO DETERMINE THE RELATIVE RIGHTS AND PREFERENCES OF SUBSEQUENT CLASSES OR SERIES.

                  (iii) THE SHARES REPRESENTED BY THIS CERTIFICATE MAY BE TRANSFERRED ONLY IN ACCORDANCE WITH THE TERMS OF A PURCHASE

AGREEMENT BETWEEN THE COMPANY AND THE STOCKHOLDER, A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF THE COMPANY.

            (b) STOP-TRANSFER NOTICES. Purchaser agrees that, in order to ensure compliance with the restrictions referred to herein, the Company may issue appropriate "stop transfer" instructions to its transfer agent, if any, and that, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

            (c) REFUSAL TO TRANSFER. The Company shall not be required (i) to transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Agreement or (ii) to treat as owner of such Shares or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Shares shall have been so transferred.

            (d) REMOVAL OF LEGEND. When all of the following events have occurred, the Shares then held by Purchaser will no longer be subject to the legend referred to in Section 5(a)(iii): (i) the termination of the Repurchase Option; (ii) the termination of the Right of First Refusal; and (ii) the expiration or termination of the market standoff provisions of Section 3(f) (and of any agreement entered pursuant to Section 3(f)). After such time, and upon Purchaser's request, a new certificate or certificates representing the Shares not repurchased shall be issued without the legend referred to in Section 5(a)(iii), and delivered to Purchaser.

      6. NO EMPLOYMENT RIGHTS. This Agreement shall not give the Purchaser a right to continued employment with the Company or any parent or subsidiary of the Company, and the Company or any such parent or subsidiary employing the Purchaser may terminate his/her employment at any time and otherwise deal with the Purchaser without regard to the effect it may have upon him/her under this Agreement.

      7. MISCELLANEOUS.

            (a) GOVERNING LAW. This Agreement and all acts and transactions pursuant hereto and the rights and obligations of the parties hereto shall be governed, construed and interpreted in accordance with the laws of the State of Minnesota, without giving effect to principles of conflicts of law.

            (b) ENTIRE AGREEMENT; ENFORCEMENT OF RIGHTS. This Agreement sets forth the entire agreement and understanding of the parties relating to the subject matter herein and merges all prior discussions between them. No modification of or amendment to this Agreement, nor any waiver of any rights under this Agreement, shall be effective unless in writing signed by the parties to this Agreement. The failure by either party to enforce any rights under this Agreement shall not be construed as a waiver of any rights of such party.

            (c) SEVERABILITY. If one or more provisions of this Agreement are held to be unenforceable under applicable law, the parties agree to renegotiate such provision in good faith. In the event that the parties cannot reach a mutually agreeable and enforceable replacement for such provision, then (i) such provision shall be excluded from this Agreement, (ii) the balance of the Agreement shall be interpreted as if such provision were so excluded and
(iii) the balance of the Agreement shall be enforceable in accordance with its terms.

            (d) NOTICES. Any notice required or permitted by this Agreement shall be in writing and shall be deemed sufficient when delivered personally or sent by telegram or fax or 48 hours after being deposited in the U.S. mail, as certified or registered mail, with postage prepaid, and addressed to the party to be notified at such party's address as set forth below or as subsequently modified by written notice.

            (e) COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument.

            (f) SUCCESSORS AND ASSIGNS. The rights and benefits of this Agreement shall inure to the benefit of, and be enforceable by the Company's successors and assigns. The rights and obligations of Purchaser under this Agreement may only be assigned with the prior written consent of the Company.

            (g) RIGHTS CUMULATIVE. The purchase rights of the Company pursuant to Sections 2 and 3 shall be in addition to and not in lieu of any other purchase rights that the Company or any other holders of capital stock of the Company may at any time have under any other contract, by operation of law, or otherwise.

      The parties have executed this Purchase Agreement as of the date first set forth above.

                                      COMPANY:

                                      CAPELLA EDUCATION COMPANY

                                      By:

                                      Name:

                                      Title:

                                      Address:
                                      225 South 6th Street, 9th Floor
                                      Minneapolis, Minnesota 55402

                                      PURCHASER:

                                      _____________________________________
                                      (Signature)

                                      _____________________________________
                                      (Print Name)

                                      Address:
                                      _____________________________________
                                      _____________________________________

      I, ______________________, spouse of , have read and hereby approve the foregoing Agreement. In consideration of the Company's granting my spouse the right to purchase the Shares as set forth in the Agreement, I hereby agree to be bound irrevocably by the Agreement and further agree that any community property or similar interest that I may have in the Shares shall hereby be similarly bound by the Agreement. I hereby appoint my spouse as my attorney-in-fact with respect to any amendment or exercise of any rights under the Agreement.

                                          _____________________________________
                                          Spouse of

                            CAPELLA EDUCATION COMPANY
                            2005 STOCK INCENTIVE PLAN

                      NON-STATUTORY STOCK OPTION AGREEMENT
                                   (EMPLOYEE)

This is a Non-Statutory Stock Option Agreement ("Agreement") between Capella Education Company, a Minnesota corporation (the "Company"), and the optionee identified above (the "Optionee") effective as of the date of grant specified above. To the extent any capitalized terms used in this Agreement are not defined, they shall have the meaning ascribed to them in the Company's 2005 Stock Incentive Plan (the "Plan").

                                    RECITALS

      WHEREAS, the Company maintains the Capella Education Company 2005 Stock Incentive Plan (the "Plan"); and

      WHEREAS, pursuant to the Plan, the Board of Directors of the Company (the "Board") or a committee of two or more directors of the Company (the "Committee") designated by the Board administers the Plan and has the authority to determine the awards to be granted under the Plan (if the Board has not appointed a committee to administer the Plan, then the Board shall constitute the Committee); and

      WHEREAS, the Committee has determined that the Optionee is eligible to receive an award under the Plan in the form of an incentive stock option (the "Option");

      NOW, THEREFORE, the Company hereby grants this Option to the Optionee under the terms and conditions as follows.

                             TERMS AND CONDITIONS*

1. GRANT. The Optionee is granted this Option to purchase the number of Shares specified at the beginning of this Agreement.

2. EXERCISE PRICE. The price to the Optionee of each Share subject to this Option shall be the exercise price specified at the beginning of this Agreement (which price shall not be less than the Fair Market Value (as defined in Section 2(o) of the Plan) as of the date of grant.

3. NON-STATUTORY STOCK OPTION. This Option is not intended to be an "incentive stock option" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

4. EXERCISE SCHEDULE. This Option shall vest and become exercisable as to the number of Shares and on the dates specified in the exercise schedule at the beginning of this Agreement. The exercise schedule shall be cumulative; thus, to the extent this Option has not already been exercised and has not expired, terminated or been cancelled, the Optionee or the person otherwise entitled to exercise this Option as provided herein may at any time, and from time to time, purchase all or any portion of the Shares then purchasable under the exercise schedule.

      This Option may also be exercised in full (notwithstanding the exercise schedule) under the circumstances described in Section 8 of this Agreement if it has not expired prior thereto.

5. EXPIRATION. This Option shall expire at 5:00 p.m. Central Time on the earliest of:

      (a) The expiration date specified at the beginning of this Agreement (which date shall not be later than ten years after the date of grant);

      (b) The last day of the period following the termination of employment of the Optionee during which this Option can be exercised (as specified in Section 7 of this Agreement); or

      (c) The date (if any) fixed for cancellation pursuant to Section 8 of this Agreement.

      If termination of the Optionee's employment by the Company shall have been for Cause, this Option shall expire immediately upon such termination. In no event may anyone exercise this Option, in whole or in part, after it has expired, notwithstanding any other provision of this Agreement.

----------
* Unless the context indicates otherwise, terms that are not defined in this Agreement shall have the meaning set forth in the Plan as it currently exists or as it is amended in the future.

6.    PROCEDURE TO EXERCISE OPTION.

      Notice of Exercise. This Option may be exercised by delivering written notice of exercise to the Company at the principal executive office of the Company, to the attention of the Company's Secretary, in the form attached to this Agreement. The notice shall state the number of Shares to be purchased, and shall be signed by the person exercising this Option. If the person exercising this Option is not the Optionee, he/she also must submit appropriate proof of his/her right to exercise this Option.

      Tender of Payment. Upon giving notice of any exercise hereunder, the Optionee shall provide for payment of the purchase price of the Shares being purchased through one or a combination of the following methods:

      (a)   Cash;

      (b)   Cancellation of indebtedness;

      (c) By delivery to the Company of unencumbered Shares having an aggregate Fair Market Value on the date of exercise equal to the purchase price of the Shares as to which this Option is exercised;

      (d) To the extent permitted by law, a broker-assisted cashless exercise in which the Optionee irrevocably instructs a broker to deliver proceeds of a sale of all or a portion of the Shares to be issued pursuant to the exercise (or a loan secured by such Shares) to the Company in payment of the purchase price of the Shares as to which this Option is exercised.

      Notwithstanding the foregoing, the Optionee shall not be permitted to pay any portion of the purchase price with Shares if the Committee, in its sole discretion, determines that payment in such manner could have adverse financial accounting consequences for the Company.

      Execution of Shareholder Agreement. Optionee, or the person exercising this option, must execute the Purchase Agreement substantially in the form of Exhibit A to the notice of exercise attached to this Agreement.

      Company Right to Repurchase Option. At any time after six (6) months but within nine (9) months following the exercise of this Option (the "Repurchase Period"), the Company shall have the right ("Repurchase Option") to cancel this Option to the extent, and reduce the number of Shares that the Optionees may purchase pursuant to this Option in the amount, of the number of Shares requested to be purchased in the notice of exercise (the "Requested Shares") and pay the Optionee cash in an amount, for each Requested Share, equal to the per Share Fair Market Value of the Requested Shares (the "Repurchase Option Price"). The Company may exercise its Repurchase Option by giving written notice to the Optionee and paying the Repurchase Option Price to the Optionee during the Repurchase Period. Coincident with the payment of the Repurchase Option Price, the Company and the Optionee shall enter into a written amendment to this Option to reflect the appropriate decrease the number of Shares which the Optionee may purchase pursuant to this Option. The Repurchase Option shall terminate upon the first underwritten sale of Common Stock of the Company to the general public pursuant to a registration statement filed with and declared effective by the Securities and Exchange Commission under the Securities Act of 1933, as amended.

      Delivery of Certificates. Subject to the right of repurchase of this Option set forth above, as soon as practicable after the Company receives the notice and purchase price and executed Purchase Agreement provided for above, it shall deliver to the person exercising this Option, in the name of such person, a certificate or certificates representing the Shares being purchased (or provide for direct registration book-entry of the Shares in the name of the person exercising this Option). The Company shall pay any original issue or transfer taxes with respect to the issue or transfer of the Shares and all fees and expenses incurred by it in connection therewith. All Shares so issued shall be fully paid and nonassessable. Notwithstanding anything to the contrary in this Agreement, the Company shall not be required to issue or deliver any Shares prior to the completion of such registration or other qualification of such Shares under any state or federal law, rule or regulation as the Company shall determine to be necessary or desirable.

7. EMPLOYMENT REQUIREMENT. This Option may be exercised only while the Optionee remains employed with the Company or a parent or subsidiary thereof, and only if the Optionee has been continuously so employed since the date of this Agreement; provided that:

      (a) If the Optionee's employment by the Company terminates because of the Optionee's death or if the Optionee dies during the three month period described below in Section 7(d), then this Option may be exercised, to the extent permissible under Section 8 below, for one year following the date of the Optionee's death.

      (b) If the Optionee's employment by the Company terminates because of the Optionee's Disability (as defined in the Plan), then this Option may be exercised, to the extent permissible under Section 8 below, for one year following the date of the Optionee's Disability.

      (c) If the Optionee's employment by the Company terminates because of the Optionee's Retirement (as defined in the Plan), then this Option may be exercised for one year following the date of the Optionee's Retirement, but only to the extent that it was exercisable immediately prior to termination of employment.

      (d) If the Optionee's employment by the Company terminates for a reason other than death, Disability or Retirement, then this Option may be exercised for three months following the date of the Optionee's termination of employment, but only to the extent that it was exercisable immediately prior to termination of employment; provided, however, that if termination of the Optionee's employment shall have been for Cause, this Option shall expire, and all rights to purchase Shares hereunder shall terminate, immediately upon such termination.

      Notwithstanding the above, this Option may not be exercised after it has expired.

8.    ACCELERATION OF OPTION.

      Death or Disability. This Option may be exercised in full, regardless of whether such exercise occurs prior to a date on which this Option would otherwise vest, upon the death or Disability of the Optionee; provided that the Optionee shall have been continuously employed by the Company or a parent or subsidiary thereof between the date of this Agreement and the date of such death or Disability. The Option may also be exercised in full upon the death of the Optionee during the three month period described in
      Section 7(d) above.

      Change in Control. If a Change in Control (as defined in Section 9 of this Agreement) of the Company shall occur and within three years of such Change in Control, (i) Optionee's employment with the Company shall be terminated other than for Cause (as defined in the Plan), or (ii) Optionee shall voluntarily leave employment with the Company for Good Reason (as defined below), then, upon the date of such termination or voluntary leaving of employment for Good Reason, the options subject to this Agreement, if not already exercised in full or otherwise terminated, expired or cancelled, shall become immediately exercisable in full and may be exercised within 30 days after such termination or voluntary leaving (subject to any applicable shorter time period for exercise set forth in this Section 8). For purposes of this Agreement, "Good Reason" is defined as the demotion or reduction of the job responsibilities of Optionee or the reassignment, without Optionee's consent, of Optionee's place of work to a location more than 50 miles from the Optionee's place of work immediately prior to the Change in Control.

      Merger or Sale. In the event of a merger of the Company with or into another corporation or limited liability company or the sale of substantially all of the assets of the Company, and the successor entity, or a parent or subsidiary of the successor entity, refuses to assume this Option or to substitute an equivalent option, then this Option shall become exercisable in full immediately. The Committee shall notify Optionee in writing or electronically that the Option shall be fully vested and exercisable for a period of 15 days from the date of such notice and that the Option shall terminate upon the expiration of such period.

      Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, the Committee shall notify Optionee as soon as practicable prior to the effective date of such proposed transaction. The Committee in its discretion may provide for Optionee to have the right to exercise his or her Option until ten (10) days prior to such transaction as to all of the Shares covered thereby, including Shares as to which the Option would not otherwise be exercisable. In addition, the Committee may, but shall not be obligated to, provide that any Company repurchase option applicable to the Shares shall lapse as to all such Shares, provided that the proposed dissolution or liquidation takes place at the time and in the manner contemplated. To the extent it has not been previously exercised, an Option will terminate immediately prior to the consummation of such proposed action.

      Discretionary Acceleration. The Committee has the power, in its sole discretion, to declare at any time that this Option shall be immediately exercisable.

9.    CHANGE IN CONTROL.

      (a) Definition. For purposes of this Plan, a "Change in Control" of the Company shall be deemed to occur if any of the following occur:

            (1) Any "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) acquires or becomes a "beneficial owner" (as defined in Rule 13d-3 or any successor rule under the Exchange Act), directly or indirectly, of securities of the Company representing the following: (i) 50% or more of the combined voting power of the Company's then outstanding securities entitled to vote generally in the election of directors ("Voting Securities") at any time prior to the Company selling any of its shares in a public offering pursuant to a registration statement filed under the Securities Act of 1933, as amended (the "Securities Act"), or
                  (ii) 35% or more of the combined voting power of the Company's then outstanding Voting Securities at any time after the Company sells any of its shares in a public offering pursuant to a registration statement filed under the Securities Act. Provided, however, that the following shall not constitute a Change in Control pursuant to this Section 9(a)(1):

                  (A) any acquisition or beneficial ownership by the Company or a subsidiary;

                  (B) any acquisition or beneficial ownership by any employee benefit plan (or related trust) sponsored or maintained by the Company or one or more of its subsidiaries;

                  (C) any acquisition or beneficial ownership by any corporation with respect to which, immediately following such acquisition, more than 50% of both the combined voting power of the Company's then outstanding Voting Securities and the Shares of the Company is then beneficially owned, directly or indirectly, by all or substantially all of the persons who beneficially owned Voting Securities and Shares of the Company immediately prior to such acquisition in substantially the same proportions as their ownership of such Voting Securities and Shares, as the case may be, immediately prior to such acquisition;

            (2) A majority of the members of the Board of Directors of the Company shall not be Continuing Directors. "Continuing Directors" shall mean:

                  (A) individuals who, on the date hereof, are directors of the Company, (B) individuals elected as directors of the Company subsequent to the date hereof for whose election proxies shall have been solicited by the Board of Directors of the Company or (C) any individual elected or appointed by the Board of Directors of the Company to fill vacancies on the Board of Directors of the Company caused by death or resignation (but not by removal) or to fill newly-created directorships;

            (3) Consummation by the Company of a reorganization, merger or consolidation of the Company or a statutory exchange of outstanding Voting Securities of the Company, unless, immediately following such reorganization, merger, consolidation or exchange, all or substantially all of the persons who were the beneficial owners, respectively, of Voting Securities and Shares of the Company immediately prior to such reorganization, merger, consolidation or exchange beneficially own, directly or indirectly, more than 50% (subject to the modification in subsection (b) below) of, respectively, the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors and the then outstanding shares of common stock, as the case may be, of the corporation resulting from such reorganization, merger, consolidation or exchange in substantially the same proportions as their ownership, immediately prior to such reorganization, merger, consolidation or exchange, of the Voting Securities and Shares of the Company, as the case may be;

            (4) Consummation by the Company of the sale or other disposition of all or substantially all of the assets of the Company (in one or a series of transactions), other than to a corporation with respect to which, immediately following such sale or other disposition, more than 50% (subject to the modification in subsection (b) below) of, respectively, the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors and the then outstanding shares of common stock of such corporation is then beneficially owned, directly or indirectly, by all or substantially all of the persons who were the beneficial owners, respectively, of the Voting Securities and Shares of the Company immediately prior to such sale or other disposition in substantially the same proportions as their ownership, immediately prior to such sale or other disposition, of the Voting Securities and Shares of the Company, as the case may be; or

            (5) Approval by the shareholders of the Company of a complete liquidation or dissolution of the Company.

      (b) After a Public Offering. At all times after the Company sells any of its shares in a public offering pursuant to a registration statement filed under the Securities Act, the references to 50% in subsections (a)(1)(C), (a)(3) and (a)(4) of this Section 9 shall be changed to 65%.

10. TRANSFERABILITY. While the Optionee is alive, only the Optionee, his/her legal representative or a transferee who receives this Option in a permitted transfer (as described below in this Section 10) may exercise this Option. This Option may not be assigned or transferred other than to a Successor in the event of the Optionee's death or pursuant to a qualified domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act, or the rules thereunder; provided, however, that the Optionee may transfer this Option to a member or members of his or her immediate family (i.e., his or her children, grandchildren and spouse) or to one or more trusts for the benefit of such family members or partnerships in which such family members are the only partners, if the Optionee does not receive any consideration for the transfer. This Option shall continue to be subject to the same terms and conditions that were applicable to this Option immediately prior to its transfer and may be exercised by such transferee as and to the extent that this Option has become exercisable and has not terminated in accordance with the provisions of the Plan and this Agreement. For purposes of any provision of the Plan or this Agreement relating to notice to the Optionee or to vesting or termination of this Option upon the death, disability or termination of employment of the Optionee, the references to "optionee" shall mean the original grantee of this Option and not any transferee.

11. ASSIGNMENT OF THE COMPANY'S OBLIGATIONS. In the event of a merger of the Company with or into another corporation or limited liability company, or the sale of substantially all of the assets of the Company, then the successor entity, or a parent or subsidiary of the successor entity, may assume this Option or substitute an equivalent option.

12. NO SHAREHOLDER RIGHTS BEFORE EXERCISE. No person shall have any of the rights of a shareholder of the Company with respect to any Share subject to this Option until the Share actually is issued to him/her upon exercise of this Option.

13. DISCRETIONARY ADJUSTMENT. In the event of a Fundamental Change, recapitalization, reclassification, stock dividend, stock split, stock combination or other relevant change, the Committee (or if the Company does not survive any such transaction, a comparable committee of the board of directors of the surviving corporation) may in its sole discretion make such adjustment as it determines to be appropriate as to the number and kind of securities subject to and reserved under the Plan and, in order to prevent dilution or enlargement of rights of the Optionee, the number and kind of securities issuable upon exercise of this Option and the exercise price hereof.

14. TAX WITHHOLDING. Delivery of Shares upon exercise of this Option shall be subject to any required withholding taxes. As a condition precedent to receiving Shares upon exercise of this Option, the Optionee may be required to pay to the Company, in accordance with the provisions of
      Section 14 of the Plan, an amount equal to the amount of any required withholdings.

15. INTERPRETATION OF THIS AGREEMENT. All decisions and interpretations made by the Committee with regard to any question arising hereunder or under the Plan shall be binding and conclusive upon the Company and the Optionee. If there is any inconsistency between the provisions of this Agreement and the Plan, the provisions of the Plan shall govern.

16. DISCONTINUANCE OF EMPLOYMENT. This Agreement shall not give the Optionee a right to continued employment with the Company or any parent or subsidiary of the Company, and the Company or any such parent or subsidiary employing the Optionee may terminate his/her employment at any time and otherwise deal with the Optionee without regard to the effect it may have upon him/her under this Agreement.

17.   Forfeiture Events.

      (a) The Optionee, by accepting this Option, agrees and covenants that during the period during which the Optionee is employed by the Company and twelve months following the date of termination of the Optionee's employment by the Company (the "Restricted Period") for any reason whatsoever, the Optionee will not, directly or indirectly:

            (1) perform services for any Competitive Business as employee, consultant, contractor or otherwise;

            (2) solicit or attempt to solicit any employee or independent contractor of the Company to cease working for the Company;

            (3) use or disclose to any person any Confidential Information for any purpose;

            (4) take any action that might divert any opportunity from the Company or any of its affiliates, successors or assigns (the "Related Parties") that is within the scope of the present or future operations or business of any Related Parties;

            (5) contact, call upon or solicit any customer of the Company, or attempt to divert or take away from the Company the business of any of its customers;

            (6) contact, call upon or solicit any prospective customer of the Company that the Optionee became aware of or were introduced to in the course of the Optionee's duties for the Company, or otherwise divert or take away from the Company the business of any prospective customer of the Company; or

            (7) engage in any activity that is harmful to the interests of the Company, including, without limitation, any conduct during the term of the

                  Optionee's employment that violates the Company's codes of conduct or other policies.

      (b) If the Company determines that the Optionee violated any provisions of Section 17(a) above during the Restricted Period, the Optionee agrees and covenants that:

            (1) any portion of the Option (whether or not vested) that has not been exercised as of the date of such determination shall be immediately forfeited;

            (2) the Optionee shall automatically forfeit any rights the Optionee may have with respect to the Option as of the date of such determination; and

            (3) if the Optionee exercised all or any part of the Option within the six-month period immediately preceding termination of the Optionee's employment with the Company (or following the date of any such violation), upon the Company's demand, the Optionee shall immediately deliver to it a certificate or certificates for shares of the Company's Common Stock with a Fair Market Value (determined on the date of such demand) equal to the gain realized by the Optionee upon such exercise.

      (c) The foregoing remedies set forth in Section 17(b) shall not be the Company's exclusive remedies. The Company reserves all other rights and remedies available to it at law or in equity.

      (d) The Company may exercise its right to demand forfeiture within ninety days after discovery of such an occurrence but in no event later than fifteen months after the Optionee's termination of employment with the Company.

      (e) For purposes of this Section 17, the following terms shall have the meanings set forth below:

            "Competitive Business" shall mean any person, corporation, not-for-profit organization, or other entity that provides, develops, sells, or markets on-line credit-granting educational products or services in any country in which the Company did business or had customers at any time during the last 12 months of the Optionee's employment with the Company. In the case of an organization that provides, develops, sells, or markets on-line credit-granting educational products or services within or from a distinct, separate division or unit of the organization (the "On-Line Unit") and also provides, develops, sells, or markets credit-granting educational products or services through other means within other distinct, separate divisions or units, the term "Competitive Business" shall be limited to the On-Line Unit, and shall not apply to the organization as a whole.

            "Confidential Information" means information proprietary to the Company and not generally known (including trade secret information) about the Company's customers, products, services, personnel, pricing, sales strategy, technology, methods, processes, research, development, finances, systems, techniques, accounting, purchasing, and business strategies. All information disclosed to the Optionee or to which the Optionee obtains access, whether originated by the Optionee or by others, during the period of the Optionee's employment, shall be presumed to be Confidential Information if it is treated by the Company as being Confidential Information or if the Optionee has a reasonable basis to believe it to be Confidential Information.

18. OPTION SUBJECT TO PLAN, ARTICLES OF INCORPORATION AND BY-LAWS. The Optionee acknowledges that this Option and the exercise thereof is subject to the Plan, the Articles of Incorporation, as amended from time to time, and the By-Laws, as amended from time to time, of the Company, and any applicable federal or state laws, rules or regulations.

19. OBLIGATION TO RESERVE SUFFICIENT SHARES. The Company shall at all times during the term of this Option reserve and keep available a sufficient number of Shares to satisfy this Agreement.

20. BINDING EFFECT. This Agreement shall be binding in all respects on the heirs, representatives, successors and assigns of the Optionee.

21. CHOICE OF LAW. This Agreement is entered into under the laws of the State of Minnesota and shall be construed and interpreted thereunder (without regard to its conflict of law principles).

      IN WITNESS WHEREOF, the Optionee and the Company have executed this Agreement as of the ___ day of _______, 20__.

                                        OPTIONEE

                                        ________________________________________

                                        CAPELLA EDUCATION COMPANY

                                        By _____________________________________
                                        Its ____________________________________

                            __________________, 20___

CAPELLA EDUCATION COMPANY
225 South 6th Street, 9th Floor
Minneapolis, Minnesota 55402

Attention:  Secretary

Ladies and Gentlemen:

      I hereby exercise the following option (the "Option") granted to me under the Capella Education Company 2005 Stock Incentive Plan (the "Plan") with respect to the number of shares of Common Stock ("Shares") of Capella Education Company (the "Company"), indicated below:

          NAME:                            __________________________________

          DATE OF GRANT OF OPTION:         __________________________________

          EXERCISE PRICE PER SHARE:        __________________________________

          NUMBER OF SHARES WITH RESPECT TO
          WHICH THE OPTION IS HEREBY
          EXERCISED:                       __________________________________

          TOTAL EXERCISE PRICE:            __________________________________

      [ ] Enclosed with this letter is a check, bank draft or money order in the amount of the Total Exercise Price.

      [ ] I hereby agree to pay the Total Exercise Price by cancellation of a debt owed to me by the Company.

      [ ] I hereby agree to pay the Total Exercise Price within five business days of the date hereof and, as stated in the attached Broker's Letter, I have delivered irrevocable instructions to _________________________________________ to promptly deliver to the
          Company the amount of sale or loan proceeds from the Shares to be issued pursuant to this exercise necessary to satisfy my obligation hereunder to pay the Total Exercise Price.

      [ ] Enclosed with this letter is a certificate evidencing unencumbered
          Shares (duly endorsed in blank) having an aggregate Fair Market Value (as defined in the Plan) equal to or in excess of the Total Exercise Price.

      [ ] I elect to pay the Total Exercise Price through a reduction in the number of Shares delivered to me upon this exercise of the Option as provided in Section 6(d) of the Option.

      If I am enclosing Shares with this letter, I hereby represent and warrant that I am the owner of such Shares free and clear of all liens, security interests and other restrictions or encumbrances. I agree that I will pay any required withholding taxes in connection with this exercise as provided in
Section 14 of the Plan.

      I have read and signed the Purchase Agreement attached to this notice as Exhibit A and I am enclosing a signed copy of the Purchase Agreement.

      Please issue a certificate (the "Certificate") for the number of Shares with respect to which the Option is being exercised in the name of the person indicated below and deliver the Certificate to the address indicated below:

          NAME IN WHICH TO ISSUE CERTIFICATE: _________________________________

          ADDRESS TO WHICH CERTIFICATE        _________________________________
          SHOULD BE DELIVERED:                _________________________________
                                              _________________________________
                                              _________________________________
                                              _________________________________

          PRINCIPAL MAILING ADDRESS FOR       _________________________________
          HOLDER OF THE CERTIFICATE (IF       _________________________________
          DIFFERENT FROM ABOVE):              _________________________________
                                              _________________________________
                                              _________________________________

                                 Very truly yours,

                                 _______________________________
                                 Signature

                                 _______________________________
                                 Name, please print

                                 _______________________________
                                 Social Security Number

                            __________________, 20___

CAPELLA EDUCATION COMPANY
225 South 6th Street, 9th Floor
Minneapolis, Minnesota 55402

Attention:  Secretary

Ladies and Gentlemen:

          NAME OF OPTIONEE:                    _________________________________

          DATE OF GRANT OF OPTION:             _________________________________

          EXERCISE PRICE PER SHARE:            _________________________________

          NUMBER OF SHARES WITH RESPECT TO
          WHICH THE OPTION IS TO BE EXERCISED: _________________________________

          TOTAL EXERCISE PRICE:                _________________________________

      The above Optionee has requested that we finance the exercise of the above Option to purchase Shares of common stock of Capella Education Company (the "Company") and has given us irrevocable instructions to promptly deliver to the Company the amount of sale or loan proceeds from the Shares to be issued pursuant to such exercise to satisfy the Optionee's obligation to pay the Total Exercise Price.

                                        Very truly yours,

                                        _______________________________
                                        Broker Name

                                        By ____________________________

                          EXHIBIT A TO EXERCISE NOTICE

                            CAPELLA EDUCATION COMPANY

                            2005 STOCK INCENTIVE PLAN

                               PURCHASE AGREEMENT

      This Agreement ("Agreement") is made as of ____________, 20__, by and between Capella Education Company, a Minnesota corporation (the "Company"), and ___________________________ ("Purchaser"). To the extent any capitalized terms used in this Agreement are not defined, they shall have the meaning ascribed to them in the Company's 2005 Stock Incentive Plan (the "Plan").

      1. DEFINITIONS. The term "Shares" shall mean the __________ shares of the Common Stock of the Company the Purchaser purchased pursuant to an option granted to the Purchaser under and pursuant to the Plan and the Stock Option Agreement dated __________, 20__ (the "Option Agreement"). The term "Shares" shall include the purchased Shares and all securities received in replacement of the Shares or as stock dividends or splits, all securities received in replacement of the Shares in a recapitalization, merger, reorganization, exchange or the like, and all new, substituted or additional securities or other properties to which Purchaser is entitled by reason of Purchaser's ownership of the Shares.

      2. REPURCHASE OPTION. The Company shall have the right to purchase all Shares from the Purchaser or any transferee of the Purchaser (or the Purchaser's legal representative or beneficiaries if the Purchaser is deceased or incapacitated) (collectively sometimes referred to herein as the "Holder") at any time at least six (6) months but no more than nine (9) months after the original issuance of the Shares and on the terms and conditions set forth in this Section 2 (the "Repurchase Option").

                  (i) EXERCISE OF REPURCHASE OPTION. The Company and/or its assignee(s) may, by giving written notice to the Holder (the "Repurchase Notice") at any time during the Repurchase Period, elect to purchase all, but not less than all, of the Shares at the purchase price determined in accordance with subsection (ii) below.

                  (ii) REPURCHASE PRICE. The purchase price (the "Repurchase Price") for the Shares purchased by the Company or its assignee(s) under this
Section 2 shall be the Fair Market Value (as defined in the Plan) of such Shares.

                  (iii) PAYMENT AND DELIVERY OF SHARES. Payment of the Repurchase Price shall be made, at the option of the Company or its assignee(s), in cash (by check), by cancellation of all or a portion of any outstanding indebtedness of the Holder to the Company (or, in the case of repurchase by an assignee, to the assignee), or by any combination thereof during the Repurchase Period. Coincident with the payment of the Repurchase Price, the Holder shall deliver to the Company the certificates representing the Shares purchased, duly endorsed in blank, and appropriate entries in the records of the Company shall be made to effect the transfer of the Shares to the Company free and clear of any restrictions on transfer, voting agreements, liens, encumbrances or other defects of title.

                  (iv) TERMINATION OF RIGHTS. The Repurchase Right shall terminate upon the earlier to occur of (i) the date nine (9) months after the original issuance of the shares or (ii) an IPO (as defined below). The term "IPO" shall mean the first underwritten sale of Common Stock of the Company to the general public pursuant to a registration statement filed with and declared effective by the Securities and Exchange Commission under the Securities Act of 1933, as amended (the "Securities Act").

      3. LIMITATIONS ON TRANSFER. In addition to any other limitation on transfer created by applicable securities laws, Purchaser shall not sell, transfer (including, without limitation, a transfer by gift), exchange, assign, encumber or dispose of any interest in the Shares except in compliance with the provisions below and applicable securities laws and after such time as the Repurchase Option has expired.

            (a) RIGHT OF FIRST REFUSAL. Before any Shares held by Holder may be sold or otherwise transferred (including transfer by gift or operation of law), the Company or its assignee(s) shall have a right of first refusal to purchase the Shares on the terms and conditions set forth in this Section 3(a) (the "Right of First Refusal").

                  (i) NOTICE OF PROPOSED TRANSFER. The Holder of the Shares shall deliver to the Company a written notice (the "Refusal Right Notice") stating: (i) the Holder's bona fide intention to sell or otherwise transfer such Shares; (ii) the name of each proposed purchaser or other transferee ("Proposed Transferee"); (iii) the number of Shares to be transferred to each Proposed Transferee; and (iv) the terms and conditions of each proposed sale or transfer. The Holder shall offer the Shares at the same price (the "Offered Price") and upon the same terms (or terms as similar as reasonably possible) to the Company or its assignee(s). The Company may, prior to the purchase of any Shares hereunder, require evidence of a bona fide offer to purchase such Shares and, in the case of a disposition for consideration, evidence that the Proposed Transferee has offered such consideration for the Shares.

                  (ii) EXERCISE OF RIGHT OF FIRST REFUSAL. At any time within 30 days after receipt of the Refusal Right Notice, the Company and/or its assignee(s) may, by giving written notice to the Holder, elect to purchase all, but not less than all, of the Shares proposed to be transferred to any one or more of the Proposed Transferees, at the purchase price determined in accordance with subsection (iii) below.

                  (iii) REFUSAL RIGHT PURCHASE PRICE. The purchase price ("Refusal Right Purchase Price") for the Shares purchased by the Company or its assignee(s) under this Section 3(a) shall be the Offered Price. If the Offered Price includes consideration other than cash, the cash equivalent value of the non-cash consideration shall be determined by the Board of Directors of the Company, or a duly authorized committee of the Board of Directors, in good faith.

                  (iv) PAYMENT AND DELIVERY OF SHARES. Payment of the Refusal Right Purchase Price shall be made, at the option of the Company or its assignee(s), in cash (by check), by cancellation of all or a portion of any outstanding indebtedness of the Holder to the Company (or, in the case of repurchase by an assignee, to the assignee), or by any combination thereof within 30 days after receipt of the Refusal Right Notice or in the manner and at the times set forth in the Refusal Right Notice. Coincident with the payment of the Refusal Right Purchase Price, the Holder shall deliver to the Company the certificates representing the Shares purchased, duly endorsed in blank, and appropriate entries in the records of the Company shall be made to effect the transfer of the Shares to the Company free and clear of any restrictions on transfer, voting agreements, liens, encumbrances or other defects of title.

                  (v) HOLDER'S RIGHT TO TRANSFER. If all of the Shares proposed in the Refusal Right Notice to be transferred to a given Proposed Transferee are not purchased by the Company and/or its assignee(s) as provided in this Section 3(a), then the Holder may sell or otherwise transfer such Shares to that Proposed Transferee at the Offered Price or at a higher price, provided that such sale or other transfer is consummated within 60 days after the date of the Refusal Right Notice and provided further that any such sale or other transfer is effected in accordance with any applicable securities laws and the Proposed Transferee agrees in writing that the provisions of this Section 3 shall continue to apply to the Shares in the hands of such Proposed Transferee. If the Shares described in the Refusal Right Notice are not transferred to the Proposed Transferee within such period, or if the Holder proposes to change the price or other terms to make them more favorable to the Proposed Transferee, a new Refusal Right Notice shall be given to the Company, and the Company and/or its assignees shall again be offered the Right of First Refusal before any Shares held by the Holder may be sold or otherwise transferred.

                  (vi) EXCEPTION FOR CERTAIN FAMILY TRANSFERS. Anything to the contrary contained in this Section 3(a) notwithstanding, the transfer of any or all of the Shares during Purchaser's lifetime or on Purchaser's death by will or intestacy to Purchaser's Immediate Family (as defined below) or a trust for the benefit of Purchaser's Immediate Family shall be exempt from the provisions of this Section 3(a). "Immediate Family" as used herein shall mean spouse, lineal descendant or antecedent, father, mother, brother or sister. In such case, the transferee or other recipient shall receive and hold the Shares so transferred subject to the provisions of this Section, and there shall be no further transfer of such Shares except in accordance with the terms of this Section 3.

            (b) INVOLUNTARY TRANSFER.

                  (i) COMPANY'S RIGHT TO PURCHASE UPON INVOLUNTARY TRANSFER. In the event, at any time after the date of this Agreement, of any transfer by operation of law or other involuntary transfer (including divorce or death, but excluding, in the event of death, a transfer to Immediate Family as set forth in
Section 3(a)(vi) above) of all or a portion of the Shares by the record holder thereof, the Company shall have the right to purchase all of the Shares transferred at the purchase price determined in accordance with subsection (ii) below. Upon such a transfer, the person acquiring the Shares shall promptly notify the Secretary of the Company of such transfer. The right to purchase such Shares shall be provided to the Company for a period of 30 days following receipt by the Company of written notice by the person acquiring the Shares.

                  (ii) PRICE FOR INVOLUNTARY TRANSFER. With respect to any stock to be transferred pursuant to Section 3(b)(i), the price per Share shall be the Fair Market Value of the Shares. The Company shall notify Purchaser or his or her executor of the price so determined within 30 days after receipt by it of written notice of the transfer or proposed transfer of Shares. Coincident with the payment of the said purchase price, the Holder shall deliver to the Company the certificates representing the Shares purchased, duly endorsed in blank, and appropriate entries in the records of the Company shall be made to effect the transfer of the Shares to the Company free and clear of any restrictions on transfer, voting agreements, liens, encumbrances or other defects of title.

            (c) ASSIGNMENT. The right of the Company to purchase any part of the Shares may be assigned in whole or in part to any stockholder or stockholders of the Company or other persons or organizations; provided, however, that an assignee, other than a corporation that is the parent or a 100% owned subsidiary of the Company, must pay the Company, upon assignment of such right, cash equal to the difference between the original purchase price and Fair Market Value, if the original purchase price is less than the Fair Market Value of the Shares subject to the assignment.

            (d) RESTRICTIONS BINDING ON TRANSFEREES. All transferees of Shares or any interest therein will receive and hold such Shares or interest subject to the provisions of this Agreement. Any sale or transfer of the Shares shall be void unless the provisions of this Agreement are satisfied.

            (e) TERMINATION OF RIGHTS. The Right of First Refusal and the Company's right to repurchase the Shares in the event of an involuntary transfer pursuant to Section 3(b) above shall terminate upon an IPO.

            (f) MARKET STANDOFF AGREEMENT. In connection with an initial public offering of the Company's securities and upon request of the Company or the underwriters managing such underwritten offering of the Company's securities, Purchaser agrees not to sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of any securities of the Company (other than those included in the registration) without the prior written consent of the Company or such underwriters, as the case may be, for such period of time (not to exceed 270 days) from the effective date of such registration as may be requested by the Company or such managing underwriters and to execute an agreement reflecting the foregoing as may be requested by the underwriters at the time of the Company's initial public offering.

      4. INVESTMENT AND TAXATION REPRESENTATIONS. In connection with the purchase of the Shares, Purchaser represents to the Company the following:

            (a) Purchaser is aware of the Company's business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Shares. Purchaser is purchasing the Shares for investment for his or her own account only and not with a view to, or for resale in connection with, any "distribution" thereof within the meaning of the Securities Act.

            (b) Purchaser understands that the Shares have not been registered under the Securities Act and applicable state laws by reason of a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of Purchaser's investment intent as expressed herein.

            (c) Purchaser understands that the Shares are "restricted securities" under applicable U.S. federal and state securities laws and that, pursuant to these laws, Purchaser must hold the Shares indefinitely unless they are registered with the Securities and Exchange Commission and qualified by state authorities, or an exemption from such registration and qualification requirements is available. Purchaser acknowledges that the Company has no obligation to register or qualify the Shares for resale. Purchaser further acknowledges that if an exemption from registration or qualification is available, it may be conditioned on various requirements including, but not limited to, the time and manner of sale, the holding period for the Shares, and requirements relating to the Company which are outside of the Purchaser's control, and which the Company is under no obligation and may not be able to satisfy.

            (d) Purchaser understands that Purchaser may suffer adverse tax consequences as a result of Purchaser's purchase or disposition of the Shares. Purchaser represents that Purchaser has consulted any tax consultants Purchaser deems advisable in connection with the purchase or disposition of the Shares and that Purchaser is not relying on the Company for any tax advice.

      5. RESTRICTIVE LEGENDS AND STOP-TRANSFER ORDERS.

            (a) LEGENDS. The certificate or certificates representing the Shares shall bear the following legends (as well as any legends required by applicable state and federal corporate and securities laws):

                  (i) THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR UNDER THE SECURITIES LAWS OF ANY STATE, AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL SUCH SHARES ARE REGISTERED UNDER THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS, OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY IS OBTAINED TO THE EFFECT THAT SUCH REGISTRATION IS NOT REQUIRED.

                  (ii) THE ISSUER OF THESE SECURITIES WILL FURNISH TO ANY SHAREHOLDER UPON REQUEST AND WITHOUT CHARGE, A FULL STATEMENT OF THE

                        DESIGNATIONS, PREFERENCES, LIMITATIONS, AND RELATIVE RIGHTS OF THE SHARES OF EACH CLASS OR SERIES AUTHORIZED TO BE ISSUED, SO FAR AS THEY HAVE BEEN DETERMINED, AND THE AUTHORITY OF THE BOARD OF DIRECTORS TO DETERMINE THE RELATIVE RIGHTS AND PREFERENCES OF SUBSEQUENT CLASSES OR SERIES.

                  (iii) THE SHARES REPRESENTED BY THIS CERTIFICATE MAY BE
                        TRANSFERRED ONLY IN ACCORDANCE WITH THE TERMS OF A PURCHASE AGREEMENT BETWEEN THE COMPANY AND THE STOCKHOLDER, A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF THE COMPANY.

            (b) STOP-TRANSFER NOTICES. Purchaser agrees that, in order to ensure compliance with the restrictions referred to herein, the Company may issue appropriate "stop transfer" instructions to its transfer agent, if any, and that, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

            (c) REFUSAL TO TRANSFER. The Company shall not be required (i) to transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Agreement or (ii) to treat as owner of such Shares or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Shares shall have been so transferred.

            (d) REMOVAL OF LEGEND. When all of the following events have occurred, the Shares then held by Purchaser will no longer be subject to the legend referred to in Section 5(a)(iii): (i) the termination of the Repurchase Right; (ii) the termination of the Right of First Refusal; and (ii) the expiration or termination of the market standoff provisions of Section 3(f) (and of any agreement entered pursuant to Section 3(f)). After such time, and upon Purchaser's request, a new certificate or certificates representing the Shares not repurchased shall be issued without the legend referred to in Section 5(a)(iii), and delivered to Purchaser.

      6. NO EMPLOYMENT RIGHTS. This Agreement shall not give the Purchaser a right to continued employment with the Company or any parent or subsidiary of the Company, and the Company or any such parent or subsidiary employing the Purchaser may terminate his/her employment at any time and otherwise deal with the Purchaser without regard to the effect it may have upon him/her under this Agreement.

      7. MISCELLANEOUS.

            (a) GOVERNING LAW. This Agreement and all acts and transactions pursuant hereto and the rights and obligations of the parties hereto shall be governed, construed and interpreted in accordance with the laws of the State of Minnesota, without giving effect to principles of conflicts of law.

            (b) ENTIRE AGREEMENT; ENFORCEMENT OF RIGHTS. This Agreement sets forth the entire agreement and understanding of the parties relating to the subject matter herein and merges all prior discussions between them. No modification of or amendment to this Agreement, nor any waiver of any rights under this Agreement, shall be effective unless in writing signed by the parties to this Agreement. The failure by either party to enforce any rights under this Agreement shall not be construed as a waiver of any rights of such party.

            (c) SEVERABILITY. If one or more provisions of this Agreement are held to be unenforceable under applicable law, the parties agree to renegotiate such provision in good faith. In the event that the parties cannot reach a mutually agreeable and enforceable replacement for such provision, then (i) such provision shall be excluded from this Agreement, (ii) the balance of the Agreement shall be interpreted as if such provision were so excluded and (iii) the balance of the Agreement shall be enforceable in accordance with its terms.

            (d) NOTICES. Any notice required or permitted by this Agreement shall be in writing and shall be deemed sufficient when delivered personally or sent by telegram or fax or 48 hours after being deposited in the U.S. mail, as certified or registered mail, with postage prepaid, and addressed to the party to be notified at such party's address as set forth below or as subsequently modified by written notice.

            (e) COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument.

            (f) SUCCESSORS AND ASSIGNS. The rights and benefits of this Agreement shall inure to the benefit of, and be enforceable by the Company's successors and assigns. The rights and obligations of Purchaser under this Agreement may only be assigned with the prior written consent of the Company.

            (g) RIGHTS CUMULATIVE. The purchase rights of the Company pursuant to Sections 2 and 3 shall be in addition to and not in lieu of any other purchase rights that the Company or any other holders of capital stock of the Company may at any time have under any other contract, by operation of law, or otherwise.

      The parties have executed this Purchase Agreement as of the date first set forth above.

                                    COMPANY:

                                    CAPELLA EDUCATION COMPANY

                                    By: ________________________________

                                    Name: ______________________________

                                    Title: _____________________________

                                    Address:
                                    225 South 6th Street, 9th Floor
                                    Minneapolis, Minnesota 55402

                                    PURCHASER:

                                   _____________________________________
                                   (Signature)

                                   _____________________________________
                                   (Print Name)
                                    Address:

                                   _____________________________________
                                   _____________________________________

I, ______________________, spouse of , have read and hereby approve the foregoing Agreement. In consideration of the Company's granting my spouse the right to purchase the Shares as set forth in the Agreement, I hereby agree to be bound irrevocably by the Agreement and further agree that any community property or similar interest that I may have in the Shares shall hereby be similarly bound by the Agreement. I hereby appoint my spouse as my attorney-in-fact with respect to any amendment or exercise of any rights under the Agreement.

                                   _____________________________________
                                    Spouse of

                            CAPELLA EDUCATION COMPANY
                            2005 STOCK INCENTIVE PLAN

                      NON-STATUTORY STOCK OPTION AGREEMENT
                             (NON-EMPLOYEE DIRECTOR)

This is a Non-Statutory Stock Option Agreement ("Agreement") between Capella Education Company, a Minnesota corporation (the "Company"), and the optionee identified above (the "Optionee") effective as of the date of grant specified above. To the extent any capitalized terms used in this Agreement are not defined, they shall have the meaning ascribed to them in the Company's 2005 Stock Incentive Plan (the "Plan").

                                    RECITALS

      WHEREAS, the Company maintains the Capella Education Company 2005 Stock Incentive Plan (the "Plan"); and

      WHEREAS, pursuant to the Plan, the Board of Directors of the Company (the "Board") or a committee of two or more directors of the Company (the "Committee") designated by the Board administers the Plan and the Board has the authority to determine the awards to be granted under the Plan to non-employee directors serving on the Board; and

      WHEREAS, the Board has determined that the Optionee is eligible to receive an award under the Plan in the form of a non-statutory stock option (the "Option");

      NOW, THEREFORE, the Company hereby grants this Option to the Optionee under the terms and conditions as follows.

                             TERMS AND CONDITIONS*

1. GRANT. The Optionee is granted this Option to purchase the number of Shares specified at the beginning of this Agreement.

2. EXERCISE PRICE. The price to the Optionee of each Share subject to this Option shall be the exercise price specified at the beginning of this Agreement (which price shall not be less than the Fair Market Value (as defined in Section 2(o) of the Plan) as of the date of grant.

3. NON-STATUTORY STOCK OPTION. This Option is not intended to be an "incentive stock option" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

----------
* Unless the context indicates otherwise, terms that are not defined in this Agreement shall have the meaning set forth in the Plan as it currently exists or as it is amended in the future.

4. EXERCISE SCHEDULE. This Option shall vest and become exercisable as to the number of Shares and on the dates specified in the exercise schedule at the beginning of this Agreement. The exercise schedule shall be cumulative; thus, to the extent this Option has not already been exercised and has not expired, terminated or been cancelled, the Optionee or the person otherwise entitled to exercise this Option as provided herein may at any time, and from time to time, purchase all or any portion of the Shares then purchasable under the exercise schedule.

      This Option may also be exercised in full (notwithstanding the exercise schedule) under the circumstances described in Section 8 of this Agreement if it has not expired prior thereto.

5. EXPIRATION. This Option shall expire at 5:00 p.m. Central Time on the earliest of:

      (a) The expiration date specified at the beginning of this Agreement (which date shall not be later than ten years after the date of grant);

      (b) The last day of the period following the Optionee's termination of service as a director of the Company during which this Option can be exercised (as specified in Section 7 of this Agreement); or

      (c) The date (if any) fixed for cancellation pursuant to Section 8 of this Agreement.

      If termination of the Optionee's status as a director of the Company shall have been for Cause, this Option shall expire immediately upon such termination. In no event may anyone exercise this Option, in whole or in part, after it has expired, notwithstanding any other provision of this Agreement.

6.    PROCEDURE TO EXERCISE OPTION.

      Notice of Exercise. This Option may be exercised by delivering written notice of exercise to the Company at the principal executive office of the Company, to the attention of the Company's Secretary, in the form attached to this Agreement. The notice shall state the number of Shares to be purchased, and shall be signed by the person exercising this Option. If the person exercising this Option is not the Optionee, he/she also must submit appropriate proof of his/her right to exercise this Option.

      Tender of Payment. Upon giving notice of any exercise hereunder, the Optionee shall provide for payment of the purchase price of the Shares being purchased through one or a combination of the following methods:

      (a)   Cash;

      (b)   Cancellation of indebtedness;

      (c) By delivery to the Company of unencumbered Shares having an aggregate Fair Market Value on the date of exercise equal to the purchase price of the Shares as to which this Option is exercised; or

      (d) To the extent permitted by law, a broker-assisted cashless exercise in which the Optionee irrevocably instructs a broker to deliver proceeds of a sale of all or a portion of the Shares to be issued pursuant to the exercise (or a loan secured by such Shares) to the Company in payment of the purchase price of the Shares as to which this Option is exercised.

      Notwithstanding the foregoing, the Optionee shall not be permitted to pay any portion of the purchase price with Shares if the Committee, in its sole discretion, determines that payment in such manner could have adverse financial accounting consequences for the Company.

      Execution of Shareholder Agreement. Optionee, or the person exercising this option, must execute the Purchase Agreement substantially in the form of Exhibit A to the notice of exercise attached to this Agreement.

      Company Right to Repurchase Option. At any time after six (6) months but within nine (9) months following the exercise of this Option (the "Repurchase Period"), the Company shall have the right ("Repurchase Option") to cancel this Option to the extent, and reduce the number of Shares that the Optionees may purchase pursuant to this Option in the amount, of the number of Shares requested to be purchased in the notice of exercise (the "Requested Shares") and pay the Optionee cash in an amount, for each Requested Share, equal to the per Share Fair Market Value of the Requested Shares (the "Repurchase Option Price"). The Company may exercise its Repurchase Option by giving written notice to the Optionee and paying the Repurchase Option Price to the Optionee during the Repurchase Period. Coincident with the payment of the Repurchase Option Price, the Company and the Optionee shall enter into a written amendment to this Option to reflect the appropriate decrease the number of Shares which the Optionee may purchase pursuant to this Option. The Repurchase Option shall terminate upon the first underwritten sale of Common Stock of the Company to the general public pursuant to a registration statement filed with and declared effective by the Securities and Exchange Commission under the Securities Act of 1933, as amended.

      Delivery of Certificates. Subject to the right of repurchase of this Option set forth above, as soon as practicable after the Company receives the notice and purchase price and executed Purchase Agreement provided for above, it shall deliver to the person exercising this Option, in the name of such person, a certificate or certificates representing the Shares being purchased (or provide for direct registration book-entry of the Shares in the name of the person exercising this Option). The Company shall pay any original issue or transfer taxes with respect to the issue or transfer of the Shares and all fees and expenses incurred by it in connection therewith. All Shares so issued shall be fully paid and nonassessable. Notwithstanding anything to the contrary in this Agreement, the Company shall not be required to issue or deliver any Shares prior to the completion of such registration or other qualification of such Shares under any state or federal law, rule or regulation as the Company shall determine to be necessary or desirable.

7. STATUS AS DIRECTOR REQUIREMENT. This Option may be exercised only while the Optionee remains a director of the Company or a parent or subsidiary thereof, and only if the Optionee has been a director continuously since the date of this Agreement; provided that:

      (a) If the Optionee's status as a director of the Company terminates because of the Optionee's death or Disability (as defined in the Plan), then this Option may be exercised, to the extent permissible under Section 8 below, for one year following the date of the Optionee's death or Disability.

      (b) If the Optionee's status as a director of the Company terminates for a reason other than death or Disability, then this Option may be exercised any time before its expiration, but only to the extent that it was exercisable immediately prior to the termination of the Optionee's status as a director of the Company; provided, however, that if termination of the Optionee's status as a director of the Company shall have been for Cause, this Option shall expire, and all rights to purchase Shares hereunder shall terminate, immediately upon such termination.

      Notwithstanding the above, this Option may not be exercised after it has expired.

8.    ACCELERATION OF OPTION.

      Death or Disability. This Option may be exercised in full, regardless of whether such exercise occurs prior to a date on which this Option would otherwise vest, upon the death or Disability of the Optionee; provided that the Optionee shall have been continuously been a director of the Company or a parent or subsidiary thereof between the date of this Agreement and the date of such death or Disability.

      Change in Control. If a Change in Control (as defined in Section 9 of this Agreement) of the Company shall occur and within three years of such Change in Control, Optionee's status as a director of the Company shall be terminated other than for Cause (as defined below), the options subject to this Agreement, if not already exercised in full or otherwise terminated, expired or cancelled, shall become immediately exercisable in full and may be exercised within 30 days after such termination (subject to any applicable shorter time period for exercise set forth in this Section 8). For purposes of this Agreement, the term "Cause" shall be limited to the following grounds for termination:

            (1) Optionee's failure or refusal substantially to perform his/her duties to the full extent of his/her abilities for reasons other than death or disability, after written notice to Optionee of such failure or refusal providing Optionee 30 days to take corrective action;

            (2) Conviction of a felony crime, or commission of any act, the conviction for which would be a gross misdemeanor or felony conviction; and

            (3)   Theft or misappropriation of the Company's property.

      Merger or Sale. In the event of a merger of the Company with or into another corporation or limited liability company or the sale of substantially all of the assets of the Company, and the successor entity, or a parent or subsidiary of the successor entity, refuses to assume this Option or to substitute an equivalent option, then this Option shall become exercisable in full immediately. The Committee shall notify Optionee in writing or electronically that the Option shall be fully vested and exercisable for a period of 15 days from the date of such notice and that the Option shall terminate upon the expiration of such period.

      Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, the Committee shall notify Optionee as soon as practicable prior to the effective date of such proposed transaction. The Committee in its discretion may provide for Optionee to have the right to exercise his or her Option until ten (10) days prior to such transaction as to all of the Shares covered thereby, including Shares as to which the Option would not otherwise be exercisable. In addition, the Committee may, but shall not be obligated to, provide that any Company repurchase option applicable to the Shares shall lapse as to all such Shares, provided that the proposed dissolution or liquidation takes place at the time and in the manner contemplated. To the extent it has not been previously exercised, an Option will terminate immediately prior to the consummation of such proposed action.

      Discretionary Acceleration. The Committee has the power, in its sole discretion, to declare at any time that this Option shall be immediately exercisable.

9.    CHANGE IN CONTROL.

      (a) Definition. For purposes of this Plan, a "Change in Control" of the Company shall be deemed to occur if any of the following occur:

            (1) Any "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) acquires or becomes a "beneficial owner" (as defined in Rule 13d-3 or any successor rule under the Exchange Act), directly or indirectly, of securities of the Company representing the following: (i) 50% or more of the combined voting power of the Company's then outstanding securities entitled to vote generally in the election of directors ("Voting Securities") at any time prior to the Company selling any of its shares in a public offering pursuant to a registration statement filed under the Securities Act of 1933, as amended (the "Securities Act"), or
                  (ii) 35% or more of the combined voting power of the Company's then outstanding Voting Securities at any time after the Company sells any of its shares in a public offering pursuant to a registration statement filed under the Securities Act. Provided, however, that the following shall not constitute a Change in Control pursuant to this Section 9(a)(1):

                  (A) any acquisition or beneficial ownership by the Company or a subsidiary;

                  (B) any acquisition or beneficial ownership by any employee benefit plan (or related trust) sponsored or maintained by the Company or one or more of its subsidiaries;

                  (C) any acquisition or beneficial ownership by any corporation with respect to which, immediately following such acquisition, more than 50% of both the combined voting power of the Company's then outstanding Voting Securities and the Shares of the Company is then beneficially owned, directly or indirectly, by all or substantially all of the persons who beneficially owned Voting Securities and Shares of the Company immediately prior to such acquisition in substantially the same proportions as their ownership of such Voting Securities and Shares, as the case may be, immediately prior to such acquisition;

            (2) A majority of the members of the Board of Directors of the Company shall not be Continuing Directors. "Continuing Directors" shall mean: (A) individuals who, on the date hereof, are directors of the Company, (B) individuals elected as directors of the Company subsequent to the date hereof for whose election proxies shall have been solicited by the Board of Directors of the Company or (C) any individual elected or appointed by the Board of Directors of the Company to fill vacancies on the Board of Directors of the Company caused by death or resignation (but not by removal) or to fill newly-created directorships;

            (3) Consummation by the Company of a reorganization, merger or consolidation of the Company or a statutory exchange of outstanding Voting Securities of the Company, unless, immediately following such reorganization, merger, consolidation or exchange, all or substantially all of the persons who were the beneficial owners, respectively, of Voting Securities and Shares of the Company immediately prior to such reorganization, merger, consolidation or exchange beneficially own, directly or indirectly, more than 50% (subject to the modification in subsection (b) below) of, respectively, the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors and the then outstanding shares of common stock, as the case may be, of the corporation resulting from such reorganization, merger, consolidation or exchange in substantially the same proportions as their ownership, immediately prior to such reorganization, merger, consolidation or exchange, of the Voting Securities and Shares of the Company, as the case may be;

            (4) Consummation by the Company of the sale or other disposition of all or substantially all of the assets of the Company (in one or a series of transactions), other than to a corporation with respect to which, immediately following such sale or other disposition, more than 50% (subject to the modification in subsection (b) below) of, respectively, the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors and the then outstanding shares of common stock of such corporation is then beneficially owned, directly or indirectly, by all or substantially all of the persons who were the beneficial owners, respectively, of the Voting Securities and Shares of the Company immediately prior to such sale or other disposition in substantially the same proportions as their ownership, immediately prior to such sale or other disposition, of the Voting Securities and Shares of the Company, as the case may be; or

            (5) Approval by the shareholders of the Company of a complete liquidation or dissolution of the Company.

      (b) After a Public Offering. At all times after the Company sells any of its shares in a public offering pursuant to a registration statement filed under the Securities Act, the references to 50% in subsections
            (a)(1)(C), (a)(3) and (a)(4) of this Section 9 shall be changed to 65%.

10. TRANSFERABILITY. While the Optionee is alive, only the Optionee, his/her legal representative or a transferee who receives this Option in a permitted transfer (as described below in this Section 10) may exercise this Option. This Option may not be assigned or transferred other than to a Successor in the event of the Optionee's death or pursuant to a qualified domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act, or the rules thereunder; provided, however, that the Optionee may transfer this Option to a member or members of his or her immediate family (i.e., his or her children, grandchildren and spouse) or to one or more trusts for the benefit of such family members or partnerships in which such family members are the only partners, if the Optionee does not receive any consideration for the transfer. This Option shall continue to be subject to the same terms and conditions that were applicable to this Option immediately prior to its transfer and may be exercised by such transferee as and to the extent that this Option has become exercisable and has not terminated in accordance with the provisions of the Plan and this Agreement. For purposes of any provision of the Plan or this Agreement relating to notice to the Optionee or to vesting or termination of this Option upon the death, disability or termination of the Optionee's status as a director of the Company, the references to "optionee" shall mean the original grantee of this Option and not any transferee.

11. ASSIGNMENT OF THE COMPANY'S OBLIGATIONS. In the event of a merger of the Company with or into another corporation or limited liability company, or the sale of substantially all of the assets of the Company, then the successor entity, or a parent or subsidiary of the successor entity, may assume this Option or substitute an equivalent option.

12. NO SHAREHOLDER RIGHTS BEFORE EXERCISE. No person shall have any of the rights of a shareholder of the Company with respect to any Share subject to this Option until the Share actually is issued to him/her upon exercise of this Option.

13. DISCRETIONARY ADJUSTMENT. In the event of a Fundamental Change, recapitalization, reclassification, stock dividend, stock split, stock combination or other relevant change, the Committee (or if the Company does not survive any such transaction, a comparable committee of the board of directors of the surviving corporation) may in its sole discretion make such adjustment as it determines to be appropriate as to the number and kind of securities subject to and reserved under the Plan and, in order to prevent dilution or enlargement of rights of the Optionee, the number and kind of securities issuable upon exercise of this Option and the exercise price hereof.

14. TAX WITHHOLDING. Delivery of Shares upon exercise of this Option shall be subject to any required withholding taxes. As a condition precedent to receiving Shares upon exercise of this Option, the Optionee may be required to pay to the Company, in accordance with the provisions of
      Section 14 of the Plan, an amount equal to the amount of any required withholdings.

15. INTERPRETATION OF THIS AGREEMENT. All decisions and interpretations made by the Committee with regard to any question arising hereunder or under the Plan shall be binding and conclusive upon the Company and the Optionee. If there is any inconsistency between the provisions of this Agreement and the Plan, the provisions of the Plan shall govern.

16. DISCONTINUANCE OF EMPLOYMENT OR SERVICE AS DIRECTOR. This Agreement shall not give the Optionee a right to continued employment or service as a director of the Company or any parent or subsidiary of the Company, and the Company or any such parent or subsidiary employing the Optionee or of which the Optionee serves as a director may terminate his/her employment or service as a director, as the case may be, at any time and otherwise deal with the Optionee without regard to the effect it may have upon him/her under this Agreement.

17. OPTION SUBJECT TO PLAN, ARTICLES OF INCORPORATION AND BY-LAWS. The Optionee acknowledges that this Option and the exercise thereof is subject to the Plan, the Articles of Incorporation, as amended from time to time, and the By-Laws, as amended from time to time, of the Company, and any applicable federal or state laws, rules or regulations.

18. OBLIGATION TO RESERVE SUFFICIENT SHARES. The Company shall at all times during the term of this Option reserve and keep available a sufficient number of Shares to satisfy this Agreement.

19. BINDING EFFECT. This Agreement shall be binding in all respects on the heirs, representatives, successors and assigns of the Optionee.

20. CHOICE OF LAW. This Agreement is entered into under the laws of the State of Minnesota and shall be construed and interpreted thereunder (without regard to its conflict of law principles).

      IN WITNESS WHEREOF, the Optionee and the Company have executed this Agreement as of the ___ day of _______, 20__.

                                    OPTIONEE

                                    ___________________________________

                                    CAPELLA EDUCATION COMPANY

                                    By _________________________________
                                    Its ________________________________

                            __________________, 20___

CAPELLA EDUCATION COMPANY
225 South 6th Street, 9th Floor
Minneapolis, Minnesota 55402

Attention:  Secretary

Ladies and Gentlemen:

      I hereby exercise the following option (the "Option") granted to me under the Capella Education Company 2005 Stock Incentive Plan (the "Plan") with respect to the number of shares of Common Stock ("Shares") of Capella Education Company (the "Company"), indicated below:

          NAME:                                  _______________________________

          DATE OF GRANT OF OPTION:               _______________________________

          EXERCISE PRICE PER SHARE:              _______________________________

          NUMBER OF SHARES WITH RESPECT TO
          WHICH THE OPTION IS HEREBY EXERCISED:  _______________________________

          TOTAL EXERCISE PRICE:                  _______________________________

      [ ] Enclosed with this letter is a check, bank draft or money order in the amount of the Total Exercise Price.

      [ ] I hereby agree to pay the Total Exercise Price by cancellation of a debt owed to me by the Company.

      [ ] I hereby agree to pay the Total Exercise Price within five business days of the date hereof and, as stated in the attached Broker's Letter, I have delivered irrevocable instructions to _________________________________________ to promptly deliver to the
          Company the amount of sale or loan proceeds from the Shares to be issued pursuant to this exercise necessary to satisfy my obligation hereunder to pay the Total Exercise Price.

      [ ] Enclosed with this letter is a certificate evidencing unencumbered
          Shares (duly endorsed in blank) having an aggregate Fair Market Value (as defined in the Plan) equal to or in excess of the Total Exercise Price.

      [ ] I elect to pay the Total Exercise Price through a reduction in the number of Shares delivered to me upon this exercise of the Option as provided in Section 6(d) of the Option.

      If I am enclosing Shares with this letter, I hereby represent and warrant that I am the owner of such Shares free and clear of all liens, security interests and other restrictions or encumbrances. I agree that I will pay any required withholding taxes in connection with this exercise as provided in
Section 14 of the Plan.

      I have read and signed the Purchase Agreement attached to this notice as Exhibit A and I am enclosing a signed copy of the Purchase Agreement.

      Please issue a certificate (the "Certificate") for the number of Shares with respect to which the Option is being exercised in the name of the person indicated below and deliver the Certificate to the address indicated below:

          NAME IN WHICH TO ISSUE CERTIFICATE: __________________________________

          ADDRESS TO WHICH CERTIFICATE        __________________________________
          SHOULD BE DELIVERED:                __________________________________
                                              __________________________________
                                              __________________________________
                                              __________________________________

          PRINCIPAL MAILING ADDRESS FOR       __________________________________
          HOLDER OF THE CERTIFICATE (IF       __________________________________
          DIFFERENT FROM ABOVE):              __________________________________
                                              __________________________________
                                              __________________________________

                                     Very truly yours,

                                     ______________________________
                                     Signature

                                     ______________________________
                                     Name, please print

                                     ______________________________
                                     Social Security Number

                            __________________, 20___

CAPELLA EDUCATION COMPANY
225 South 6th Street, 9th Floor
Minneapolis, Minnesota 55402

Attention:  Secretary

Ladies and Gentlemen:

          NAME OF OPTIONEE:                    _________________________________

          DATE OF GRANT OF OPTION:             _________________________________

          EXERCISE PRICE PER SHARE:            _________________________________

          NUMBER OF SHARES WITH RESPECT TO
          WHICH THE OPTION IS TO BE EXERCISED: _________________________________

          TOTAL EXERCISE PRICE:                _________________________________

      The above Optionee has requested that we finance the exercise of the above Option to purchase Shares of common stock of Capella Education Company (the "Company") and has given us irrevocable instructions to promptly deliver to the Company the amount of sale or loan proceeds from the Shares to be issued pursuant to such exercise to satisfy the Optionee's obligation to pay the Total Exercise Price.

                                         Very truly yours,

                                         ___________________________
                                         Broker Name

                                         By ___________________________

                          EXHIBIT A TO EXERCISE NOTICE

                            CAPELLA EDUCATION COMPANY

                            2005 STOCK INCENTIVE PLAN

                               PURCHASE AGREEMENT

      This Agreement ("Agreement") is made as of ____________, 20__, by and between Capella Education Company, a Minnesota corporation (the "Company"), and ___________________________ ("Purchaser"). To the extent any capitalized terms used in this Agreement are not defined, they shall have the meaning ascribed to them in the Company's 2005 Stock Incentive Plan (the "Plan").

      1. DEFINITIONS. The term "Shares" shall mean the __________ shares of the Common Stock of the Company the Purchaser purchased pursuant to an option granted to the Purchaser under and pursuant to the Plan and the Stock Option Agreement dated __________, 20__ (the "Option Agreement"). The term "Shares" shall include the purchased Shares and all securities received in replacement of the Shares or as stock dividends or splits, all securities received in replacement of the Shares in a recapitalization, merger, reorganization, exchange or the like, and all new, substituted or additional securities or other properties to which Purchaser is entitled by reason of Purchaser's ownership of the Shares.

      2. REPURCHASE OPTION. The Company shall have the right to purchase all Shares from the Purchaser or any transferee of the Purchaser (or the Purchaser's legal representative or beneficiaries if the Purchaser is deceased or incapacitated) (collectively sometimes referred to herein as the "Holder") at any time at least six (6) months but no more than nine (9) months after the original issuance of the Shares and on the terms and conditions set forth in this Section 2 (the "Repurchase Option").

                  (i) EXERCISE OF REPURCHASE OPTION. The Company and/or its assignee(s) may, by giving written notice to the Holder (the "Repurchase Notice") at any time during the Repurchase Period, elect to purchase all, but not less than all, of the Shares at the purchase price determined in accordance with subsection (ii) below.

                  (ii) REPURCHASE PRICE. The purchase price (the "Repurchase Price") for the Shares purchased by the Company or its assignee(s) under this
Section 2 shall be the Fair Market Value (as defined in the Plan) of such Shares.

                  (iii) PAYMENT AND DELIVERY OF SHARES. Payment of the Repurchase Price shall be made, at the option of the Company or its assignee(s), in cash (by check), by cancellation of all or a portion of any outstanding indebtedness of the Holder to the Company (or, in the case of repurchase by an assignee, to the assignee), or by any combination thereof during the Repurchase Period. Coincident with the payment of the Repurchase Price, the Holder shall deliver to the Company the certificates representing the Shares purchased, duly endorsed in blank, and appropriate entries in the records of the Company shall be made to effect the transfer of the Shares to the Company free and clear of any restrictions on transfer, voting agreements, liens, encumbrances or other defects of title.

                  (iv) TERMINATION OF RIGHTS. The Repurchase Right shall terminate upon the earlier to occur of (i) the date nine (9) months after the original issuance of the shares or (ii) an IPO (as defined below). The term "IPO" shall mean the first underwritten sale of Common Stock of the Company to the general public pursuant to a registration statement filed with and declared effective by the Securities and Exchange Commission under the Securities Act of 1933, as amended (the "Securities Act").

      3. LIMITATIONS ON TRANSFER. In addition to any other limitation on transfer created by applicable securities laws, Purchaser shall not sell, transfer (including, without limitation, a transfer by gift), exchange, assign, encumber or dispose of any interest in the Shares except in compliance with the provisions below and applicable securities laws and after such time as the Repurchase Option has expired.

            (a) RIGHT OF FIRST REFUSAL. Before any Shares held by Holder may be sold or otherwise transferred (including transfer by gift or operation of law), the Company or its assignee(s) shall have a right of first refusal to purchase the Shares on the terms and conditions set forth in this Section 3(a) (the "Right of First Refusal").

                  (i) NOTICE OF PROPOSED TRANSFER. The Holder of the Shares shall deliver to the Company a written notice (the "Refusal Right Notice") stating: (i) the Holder's bona fide intention to sell or otherwise transfer such Shares; (ii) the name of each proposed purchaser or other transferee ("Proposed Transferee"); (iii) the number of Shares to be transferred to each Proposed Transferee; and (iv) the terms and conditions of each proposed sale or transfer. The Holder shall offer the Shares at the same price (the "Offered Price") and upon the same terms (or terms as similar as reasonably possible) to the Company or its assignee(s). The Company may, prior to the purchase of any Shares hereunder, require evidence of a bona fide offer to purchase such Shares and, in the case of a disposition for consideration, evidence that the Proposed Transferee has offered such consideration for the Shares.

                  (ii) EXERCISE OF RIGHT OF FIRST REFUSAL. At any time within 30 days after receipt of the Refusal Right Notice, the Company and/or its assignee(s) may, by giving written notice to the Holder, elect to purchase all, but not less than all, of the Shares proposed to be transferred to any one or more of the Proposed Transferees, at the purchase price determined in accordance with subsection (iii) below.

                  (iii) REFUSAL RIGHT PURCHASE PRICE. The purchase price ("Refusal Right Purchase Price") for the Shares purchased by the Company or its assignee(s) under this Section 3(a) shall be the Offered Price. If the Offered Price includes consideration other than cash, the cash equivalent value of the non-cash consideration shall be determined by the Board of Directors of the Company, or a duly authorized committee of the Board of Directors, in good faith.

                  (iv) PAYMENT AND DELIVERY OF SHARES. Payment of the Refusal Right Purchase Price shall be made, at the option of the Company or its assignee(s), in cash (by check), by cancellation of all or a portion of any outstanding indebtedness of the Holder to the Company (or, in the case of repurchase by an assignee, to the assignee), or by any combination thereof within 30 days after receipt of the Refusal Right Notice or in the manner and at the times set forth in the Refusal Right Notice. Coincident with the payment of the Refusal Right Purchase Price, the Holder shall deliver to the Company the certificates representing the Shares purchased, duly endorsed in blank, and appropriate entries in the records of the Company shall be made to effect the transfer of the Shares to the Company free and clear of any restrictions on transfer, voting agreements, liens, encumbrances or other defects of title.

                  (v) HOLDER'S RIGHT TO TRANSFER. If all of the Shares proposed in the Refusal Right Notice to be transferred to a given Proposed Transferee are not purchased by the Company and/or its assignee(s) as provided in this Section 3(a), then the Holder may sell or otherwise transfer such Shares to that Proposed Transferee at the Offered Price or at a higher price, provided that such sale or other transfer is consummated within 60 days after the date of the Refusal Right Notice and provided further that any such sale or other transfer is effected in accordance with any applicable securities laws and the Proposed Transferee agrees in writing that the provisions of this Section 3 shall continue to apply to the Shares in the hands of such Proposed Transferee. If the Shares described in the Refusal Right Notice are not transferred to the Proposed Transferee within such period, or if the Holder proposes to change the price or other terms to make them more favorable to the Proposed Transferee, a new Refusal Right Notice shall be given to the Company, and the Company and/or its assignees shall again be offered the Right of First Refusal before any Shares held by the Holder may be sold or otherwise transferred.

                  (vi) EXCEPTION FOR CERTAIN FAMILY TRANSFERS. Anything to the contrary contained in this Section 3(a) notwithstanding, the transfer of any or all of the Shares during Purchaser's lifetime or on Purchaser's death by will or intestacy to Purchaser's Immediate Family (as defined below) or a trust for the benefit of Purchaser's Immediate Family shall be exempt from the provisions of this Section 3(a). "Immediate Family" as used herein shall mean spouse, lineal descendant or antecedent, father, mother, brother or sister. In such case, the transferee or other recipient shall receive and hold the Shares so transferred subject to the provisions of this Section, and there shall be no further transfer of such Shares except in accordance with the terms of this Section 3.

            (b) INVOLUNTARY TRANSFER.

                  (i) COMPANY'S RIGHT TO PURCHASE UPON INVOLUNTARY TRANSFER. In the event, at any time after the date of this Agreement, of any transfer by operation of law or other involuntary transfer (including divorce or death, but excluding, in the event of death, a transfer to Immediate Family as set forth in
Section 3(a)(vi) above) of all or a portion of the Shares by the record holder thereof, the Company shall have the right to purchase all of the Shares transferred at the purchase price determined in accordance with subsection (ii) below. Upon such a transfer, the person acquiring the Shares shall promptly notify the Secretary of the Company of such transfer. The right to purchase such Shares shall be provided to the Company for a period of 30 days following receipt by the Company of written notice by the person acquiring the Shares.

                  (ii) PRICE FOR INVOLUNTARY TRANSFER. With respect to any stock to be transferred pursuant to Section 3(b)(i), the price per Share shall be the Fair Market Value of the Shares. The Company shall notify Purchaser or his or her executor of the price so determined within 30 days after receipt by it of written notice of the transfer or proposed transfer of Shares. Coincident with the payment of the said purchase price, the Holder shall deliver to the Company the certificates representing the Shares purchased, duly endorsed in blank, and appropriate entries in the records of the Company shall be made to effect the transfer of the Shares to the Company free and clear of any restrictions on transfer, voting agreements, liens, encumbrances or other defects of title.

            (c) ASSIGNMENT. The right of the Company to purchase any part of the Shares may be assigned in whole or in part to any stockholder or stockholders of the Company or other persons or organizations; provided, however, that an assignee, other than a corporation that is the parent or a 100% owned subsidiary of the Company, must pay the Company, upon assignment of such right, cash equal to the difference between the original purchase price and Fair Market Value, if the original purchase price is less than the Fair Market Value of the Shares subject to the assignment.

            (d) RESTRICTIONS BINDING ON TRANSFEREES. All transferees of Shares or any interest therein will receive and hold such Shares or interest subject to the provisions of this Agreement. Any sale or transfer of the Shares shall be void unless the provisions of this Agreement are satisfied.

            (e) TERMINATION OF RIGHTS. The Right of First Refusal and the Company's right to repurchase the Shares in the event of an involuntary transfer pursuant to Section 3(b) above shall terminate upon an IPO.

            (f) MARKET STANDOFF AGREEMENT. In connection with an initial public offering of the Company's securities and upon request of the Company or the underwriters managing such underwritten offering of the Company's securities, Purchaser agrees not to sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of any securities of the Company (other than those included in the registration) without the prior written consent of the Company or such underwriters, as the case may be, for such period of time (not to exceed 270 days) from the effective date of such registration as may be requested by the Company or such managing underwriters and to execute an agreement reflecting the foregoing as may be requested by the underwriters at the time of the Company's initial public offering.

      4. INVESTMENT AND TAXATION REPRESENTATIONS. In connection with the purchase of the Shares, Purchaser represents to the Company the following:

            (a) Purchaser is aware of the Company's business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Shares. Purchaser is purchasing the Shares for investment for his or her own account only and not with a view to, or for resale in connection with, any "distribution" thereof within the meaning of the Securities Act.

            (b) Purchaser understands that the Shares have not been registered under the Securities Act and applicable state laws by reason of a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of Purchaser's investment intent as expressed herein.

            (c) Purchaser understands that the Shares are "restricted securities" under applicable U.S. federal and state securities laws and that, pursuant to these laws, Purchaser must hold the Shares indefinitely unless they are registered with the Securities and Exchange Commission and qualified by state authorities, or an exemption from such registration and qualification requirements is available. Purchaser acknowledges that the Company has no obligation to register or qualify the Shares for resale. Purchaser further acknowledges that if an exemption from registration or qualification is available, it may be conditioned on various requirements including, but not limited to, the time and manner of sale, the holding period for the Shares, and requirements relating to the Company which are outside of the Purchaser's control, and which the Company is under no obligation and may not be able to satisfy.

            (d) Purchaser understands that Purchaser may suffer adverse tax consequences as a result of Purchaser's purchase or disposition of the Shares. Purchaser represents that Purchaser has consulted any tax consultants Purchaser deems advisable in connection with the purchase or disposition of the Shares and that Purchaser is not relying on the Company for any tax advice.

      5. RESTRICTIVE LEGENDS AND STOP-TRANSFER ORDERS.

            (a) LEGENDS. The certificate or certificates representing the Shares shall bear the following legends (as well as any legends required by applicable state and federal corporate and securities laws):

                  (i) THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR UNDER THE SECURITIES LAWS OF ANY STATE, AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL SUCH SHARES ARE REGISTERED UNDER THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS, OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY IS OBTAINED TO THE EFFECT THAT SUCH REGISTRATION IS NOT REQUIRED.

                  (ii) THE ISSUER OF THESE SECURITIES WILL FURNISH TO ANY SHAREHOLDER UPON REQUEST AND WITHOUT CHARGE, A FULL STATEMENT OF THE DESIGNATIONS, PREFERENCES, LIMITATIONS, AND RELATIVE RIGHTS OF THE SHARES OF EACH CLASS OR SERIES AUTHORIZED TO BE ISSUED, SO FAR AS THEY HAVE BEEN DETERMINED, AND THE AUTHORITY OF THE BOARD OF DIRECTORS TO DETERMINE THE RELATIVE RIGHTS AND PREFERENCES OF SUBSEQUENT CLASSES OR SERIES.

                  (iii) THE SHARES REPRESENTED BY THIS CERTIFICATE MAY BE
                        TRANSFERRED ONLY IN ACCORDANCE WITH THE TERMS OF A PURCHASE AGREEMENT BETWEEN THE COMPANY AND THE STOCKHOLDER, A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF THE COMPANY.

            (b) STOP-TRANSFER NOTICES. Purchaser agrees that, in order to ensure compliance with the restrictions referred to herein, the Company may issue appropriate "stop transfer" instructions to its transfer agent, if any, and that, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

            (c) REFUSAL TO TRANSFER. The Company shall not be required (i) to transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Agreement or (ii) to treat as owner of such Shares or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Shares shall have been so transferred.

            (d) REMOVAL OF LEGEND. When all of the following events have occurred, the Shares then held by Purchaser will no longer be subject to the legend referred to in Section 5(a)(iii): (i) the termination of the Repurchase Right; (ii) the termination of the Right of First Refusal; and (ii) the expiration or termination of the market standoff provisions of Section 3(f) (and of any agreement entered pursuant to Section 3(f)). After such time, and upon Purchaser's request, a new certificate or certificates representing the Shares not repurchased shall be issued without the legend referred to in Section 5(a)(iii), and delivered to Purchaser.

      6. NO EMPLOYMENT RIGHTS. This Agreement shall not give the Purchaser a right to continued employment with the Company or any parent or subsidiary of the Company, and the Company or any such parent or subsidiary employing the Purchaser may terminate his/her employment at any time and otherwise deal with the Purchaser without regard to the effect it may have upon him/her under this Agreement.

      7. MISCELLANEOUS.

            (a) GOVERNING LAW. This Agreement and all acts and transactions pursuant hereto and the rights and obligations of the parties hereto shall be governed, construed and interpreted in accordance with the laws of the State of Minnesota, without giving effect to principles of conflicts of law.

            (b) ENTIRE AGREEMENT; ENFORCEMENT OF RIGHTS. This Agreement sets forth the entire agreement and understanding of the parties relating to the subject matter herein and merges all prior discussions between them. No modification of or amendment to this Agreement, nor any waiver of any rights under this Agreement, shall be effective unless in writing signed by the parties to this Agreement. The failure by either party to enforce any rights under this Agreement shall not be construed as a waiver of any rights of such party.

            (c) SEVERABILITY. If one or more provisions of this Agreement are held to be unenforceable under applicable law, the parties agree to renegotiate such provision in good faith.

In the event that the parties cannot reach a mutually agreeable and enforceable replacement for such provision, then (i) such provision shall be excluded from this Agreement, (ii) the balance of the Agreement shall be interpreted as if such provision were so excluded and (iii) the balance of the Agreement shall be enforceable in accordance with its terms.

            (d) NOTICES. Any notice required or permitted by this Agreement shall be in writing and shall be deemed sufficient when delivered personally or sent by telegram or fax or 48 hours after being deposited in the U.S. mail, as certified or registered mail, with postage prepaid, and addressed to the party to be notified at such party's address as set forth below or as subsequently modified by written notice.

            (e) COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument.

            (f) SUCCESSORS AND ASSIGNS. The rights and benefits of this Agreement shall inure to the benefit of, and be enforceable by the Company's successors and assigns. The rights and obligations of Purchaser under this Agreement may only be assigned with the prior written consent of the Company.

            (g) RIGHTS CUMULATIVE. The purchase rights of the Company pursuant to Sections 2 and 3 shall be in addition to and not in lieu of any other purchase rights that the Company or any other holders of capital stock of the Company may at any time have under any other contract, by operation of law, or otherwise.

      The parties have executed this Purchase Agreement as of the date first set forth above.

                                    COMPANY:

                                    CAPELLA EDUCATION COMPANY

                                    By:

                                    Name:

                                    Title:

                                    Address:
                                    225 South 6th Street, 9th Floor
                                    Minneapolis, Minnesota 55402

                                    PURCHASER:

                                   ___________________________________
                                   (Signature)

                                   ___________________________________
                                  (Print Name)

                                    Address:
                                   ___________________________________
                                   ___________________________________

I, ______________________, spouse of , have read and hereby approve the foregoing Agreement. In consideration of the Company's granting my spouse the right to purchase the Shares as set forth in the Agreement, I hereby agree to be bound irrevocably by the Agreement and further agree that any community property or similar interest that I may have in the Shares shall hereby be similarly bound by the Agreement. I hereby appoint my spouse as my attorney-in-fact with respect to any amendment or exercise of any rights under the Agreement.

                                   ___________________________________
                                   Spouse of